LETTER FROM THE PRESIDENT


Dear Fellow Touchstone Contract Owner:

Thank you for owning a Touchstone variable annuity. We are pleased to provide you with this update of the investment activity and performance of the Touchstone Variable Series Trust for the year ended December 31, 2000.*

LOOKING BACK

In the year 2000, equity and bond markets differed greatly from the markets of the nineties. Volatility was high. Prices returned to more normalized ranges as the markets reacted to economic, social and business news in the U.S. and abroad. Global growth peaked in the spring. The Federal Reserve Board raised rates three more times in 2000, oil prices soared in the second and third quarters and the growth of the Gross Domestic Product hit a low of 2.4 percent in November. Technology stocks, which had tripled in value the prior two years, led the NASDAQ to its worst one-year performance ever. By year end, indicators of economic activity showed a fairly abrupt slowdown taking root in the U.S. economy.

TOUCHSTONE HIGHLIGHTS

In a year when most broad-based equity market indices declined in value overall, the broad array of investment options in the Touchstone variable annuities yielded some notable performers:

o Foremost among them was the Touchstone Emerging Growth Sub-Account. For the year, the Touchstone Emerging Growth Sub-Account had a total return in excess of 27 percent.(1,2) As of December 31, 2000, the Sub-Account had a Morningstar rating of five stars (Highest).(3)

o The PIMCO Long-Term U.S. Government Bond Sub-Account, an investment option available since 1999, had a total return of greater than 19 percent for 2000.(1) It easily outperformed the Lehman Brothers Aggregate Bond Index (which had an 11.63 percent return for the same period).

o Two other investment options, the Touchstone Balanced Sub-Account and the Touchstone Growth & Income Sub-Account, also experienced positive total returns of more than 10 percent for the year.(1)

Another highlight for 2000 was the addition of the Deutsche VIT Equity 500 Index Fund, managed by Bankers Trust Company, to the Touchstone investment lineup. The Deutsche VIT Equity 500 Index Sub-Account outperformed the S&P 500 slightly in what was a difficult year for both the Fund and the Index.(1)

STAYING THE COURSE

At Touchstone we have long espoused the value of diversification and long-term perspective. First, we focus on offering a wide selection of investment choices that provide investors the opportunity to build an "all weather" portfolio. Second, knowing that historical trends show that performance of investment sectors and styles runs in cycles, we make available services such as asset allocation and portfolio rebalancing. Our aim is to allow investors to diversify their contract values among asset classes possessing complementary returns in order to reduce a portfolio's overall volatility. The benefits of such a strategy were made apparent in 2000, a year which saw many asset classes and investment options significantly reverse their course of the past several years.

At times like this, it is increasingly important to keep the current market environment in perspective and to consider the long-term composition and performance of your portfolio. Though it may be tempting to try to time the market, time in the market has proven to be key to any long-term investment strategy. Times such as these reinforce the need to maintain a diverse portfolio, invest regularly and remain focused on individual financial goals. As you pursue your wealth-building goals in today's investment world, professional advice is more important than ever. The registered representative who assisted you in the purchase of your Touchstone variable annuity can help you assess your situation and options.

  LOOKING AHEAD

  As the economy shifts into a lower gear, a host of forces that could impact the U.S. expansion loom on the horizon. These include fiscal policy, consumer spending, credit trends, energy prices, currency markets and more. Regardless of what the future holds, our Touchstone Variable Series Trust managers will remain steadfastly focused on identifying the opportunities and the companies capable of succeeding in any environment. We believe our long-term, disciplined approach to investment management is well suited to help you attain your goals.

  Thank you again for the opportunity to work on your behalf. We appreciate your continued confidence in Touchstone and we look forward to strengthening relationships and serving your financial needs in the years ahead.



  Best regards,



  /s/ Jill T. McGruder



  Jill T. McGruder
  President
  Touchstone Family of Funds and Variable Annuities


P.S. Many new features and functions now are available to you at TOUCHSTONEFUNDS.COM. We value your comments.

* Investment activity and performance of the Touchstone Variable Series Trust shown in the following financial report is for the funds underlying the Touchstone sub-account investment options in your Touchstone variable annuity contract and does not reflect annual fees and charges imposed by the annuity contract (1.35% and $35 for Touchstone Gold Variable Annuity; 1.35% and $40 for Touchstone Select Variable Annuity; 0.80% and $35 for Touchstone Advisor Variable Annuity).

1 Past performance is no guarantee of future results. Performance of a sub-account will vary by variable annuity product due to variances in fees and charges. Actual performance of the sub-account for each product equaled or exceeded the performance figure shown. Investment return and principal value of an investment will fluctuate and units, when redeemed, may be worth more or less than their original cost.

2 The securities of smaller, less-known companies may be more volatile than those of larger companies.

3 Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/00. Ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5- & 10-year average annual return (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund was rated among 9,808 domestic stock sub-accounts. The top 10% of funds in each broad asset class receive 5 stars.

  Touchstone variable annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio, and distributed by Touchstone Securities, Inc.** For a prospectus containing more complete information, including charges and expenses, please call 800.669.2796. Please read the prospectus carefully before investing or sending money.

  **Member NASD/SIPC

                                                                               3
                                                 TOUCHSTONE SMALL CAP VALUE FUND


MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------


TOUCHSTONE SMALL CAP VALUE FUND
The year 2000 was challenging for equity investors as the stock market experienced its first negative year since 1990. For the year 2000, the Touchstone Small Cap Value Fund underperformed its benchmark index, the small-cap oriented Russell 2000. For 2000 the Fund's return was -19.7%, while the Russell 2000 was -3.03%.

The underperformance is largely due to poor performance in the technology sector, which the Fund has overweighted from its inception in May, 1999. Many stocks in this sector had become bargain priced in the dramatic decline of 1998 and early 1999. According to Todd Investment Advisors, the manager of the Touchstone Small Cap Value Fund, the technology sector's overweight position within the portfolio reflects both the growing role that technology plays in the economy and the attractive values in the group. Strong performance by health care and energy partially offset the weakness of the technology sector. These groups rebounded from depressed valuation levels that had been created by the stock underperformance in the previous two years.


                          ---------------------------
                          Average Annual Total Return
                          ---------------------------
                          One Year       Since
                          Ended         Inception
                          12/31/00      05/01/99
                          (19.7%)        (3.2%)
                          ---------------------------
                            Cumulative Total Return
                          ---------------------------
                                Since Inception
                                    05/01/99
                                     (5.4%)
                          ---------------------------


GROWTH OF A $10,000 INVESTMENT
[CHART DATA]


              Touchstone                                Russell 2000
              Small Cap            Russell 2000         Value
              Value Fund           (Major Index)        (Minor Index)


5/99          10,000               10,000               10,000
6/99          10,710               10,605               10,680
9/99          10,090                9,934                9,844
12/99         11,790               11,767                9,995
3/00          14,110               12,600               10,377
6/00          13,280               12,124               10,579
9/00          11,960               12,243               11,354
12/00          9,465               10,273               12,274




Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                               4
                                                 TOUCHSTONE SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.4%
  AUTOMOTIVE - 0.3%
    2,700  IMPCO Technologies*              $    32,400
----------------------------------------------------------
  BANKING - 0.9%
    2,800  First Fed Financial Corp.*            90,475
----------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.0%
    6,400  Hain Celestial Group Inc.*           208,000
----------------------------------------------------------
  COMMERCIAL SERVICES - 13.3%
    3,000  Advance Paradigm*                    136,500
    9,600  Applied Films*                       196,200
    6,700  Aurora Biosciences*                  210,631
    2,800  Bright Horizons Family Solutions*     73,150
    9,400  Meta Group Inc*                       58,162
    7,800  New Horizons Worldwide*              108,225
   20,500  Orchid Biosciences*                  287,000
   11,500  Provant*                              47,437
    4,400  Rent-A-Center*                       151,800
    2,000  Waste Connections Inc.*               66,125
    7,900  Workflow Management*                  54,312
----------------------------------------------------------
                                              1,389,542
----------------------------------------------------------
  COMMUNICATIONS - 11.2%
    1,200  Applied Signal Technology              6,113
   10,000  C-COR.net*                            97,188
   13,500  Comtech Telecommunications*          210,094
   35,300  Corsair Communications*              251,512
   19,719  Harmonic Inc.*                       112,152
    9,200  Performance Technologies*            125,350
    9,600  ViaSat*                              126,000
   24,700  XETA*                                247,000
----------------------------------------------------------
                                              1,175,409
----------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 6.0%
   32,300  Applix*                               80,750
   32,000  Be Free*                              68,000
    7,000  Bluestone Software*                  105,875
    8,500  Clarent*                              96,156
   94,000  Learn2.com*                           38,192
   11,600  Take-Two Interactive Software*       133,400
    5,500  Tumbleweed Communications*            93,844
   25,900  ZapMe!*                               14,569
----------------------------------------------------------
                                                630,786
----------------------------------------------------------
  COMPUTERS & INFORMATION - 5.1%
   60,000  Dot Hill Systems*                    232,500
   19,180  Troy Group*                           95,302
   13,400  Xircom*                              207,700
----------------------------------------------------------
                                                535,502
----------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.8%
    2,120  Quanta Services*                      68,237
    3,600  Superconductor Technologies*          13,050
----------------------------------------------------------
                                                 81,287
----------------------------------------------------------
  ELECTRONICS - 10.4%
    7,700  Alliance Semiconductor*               87,106
    7,300  Anadigics*                           119,537
    6,100  Diodes*                               63,287
   17,150  Hauppauge Digital*                    25,725
   31,300  Mechanical Technology*               109,550
    9,300  MRV Communications*                  124,387


                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - Continued
   10,600  Nu Horizons Electronics*         $    94,737
    4,425  Parlex*                               60,014
   23,200  Ramtron International*               101,500
   16,400  Silicon Storage Technology*          193,725
    4,500  Trimble Navigation*                  108,000
----------------------------------------------------------
                                              1,087,568
----------------------------------------------------------
  FINANCIAL SERVICES - 3.4%
    4,700  Actrade Financial Technologies*      103,694
    2,640  Capitol Federal Financial             44,055
    3,600  Doral Financial Corp.                 87,075
    4,000  LaBranche & Company*                 122,250
----------------------------------------------------------
                                                357,074
----------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.7%
    1,500  Accredo Health*                       75,281
    3,200  Specialty Laboratories*              106,000
----------------------------------------------------------
                                                181,281
----------------------------------------------------------
  HEAVY MACHINERY - 0.9%
    4,450  Engineered Support Systems            96,787
----------------------------------------------------------
  HUMAN RESOURCES - 0.6%
    4,600  Avert Inc                             60,950
----------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 0.2%
    5,000  Zomax*                                22,812
----------------------------------------------------------
  INSURANCE - 5.6%
      770  Annuity & Life Re Holdings            24,592
    3,000  HCC Insurance Holdings                80,813
    3,600  Health Net Inc.*                      94,275
    8,000  Mid Atlantic Medical Services*       158,500
    3,700  Philadelphia Consolidated Holding*   114,238
    4,800  Selective Insurance                  116,400
----------------------------------------------------------
                                                588,818
----------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 2.1%
    2,500  Scholastic*                          221,563
----------------------------------------------------------
  MEDICAL SUPPLIES - 3.5%
    9,700  Excel Technology*                    193,545
   16,400  LaserSight*                           20,500
   10,400  North American Scientific*           150,800
----------------------------------------------------------
                                                364,845
----------------------------------------------------------
  METALS - 1.8%
    5,800  CoorsTek*                            181,975
----------------------------------------------------------
  OIL & GAS - 18.9%
    3,100  Basin Exploration*                    79,050
    6,400  Cal Dive International*              170,400
    3,500  Helmerich & Payne                    153,563
   16,700  Marine Drilling Companies*           446,725
   12,700  Pride International*                 312,738
    4,300  St. Mary Land & Exploration          143,244
    7,500  Swift Energy*
    9,300  Unit*                                176,119
   10,000  Vintage Petroleum                    215,000
----------------------------------------------------------
                                              1,979,027
----------------------------------------------------------
  PHARMACEUTICALS - 2.2%
   12,500  Guilford Pharmaceuticals*            225,000
----------------------------------------------------------
  RETAILERS - 0.5%
    9,800  Enesco Group                          45,938
----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               5
                                                 TOUCHSTONE SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

                                                 Value
   Shares                                      (Note 1)

  TELEPHONE SYSTEMS - 3.2%
   13,450  Audiovox, Class A*               $   121,050
    7,000  Hector Communications*                73,938
    7,000  Hickory Tech                         143,500
----------------------------------------------------------
                                                338,488
----------------------------------------------------------
  TRANSPORTATION - 2.8%
    6,900  Nordic American Tanker Shipping      138,000
   24,000  OMI*                                 154,500
----------------------------------------------------------
                                                292,500
----------------------------------------------------------


                                                 Value
                                               (Note 1)

TOTAL COMMON STOCKS
(COST $13,886,067)                          $10,188,027
----------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 97.4%
(COST $13,886,067) (A)                      $10,188,027
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.6%                       272,638
----------------------------------------------------------
NET ASSETS - 100.0%                         $10,460,665
----------------------------------------------------------

Notes to the Schedule of Investments:
 *   Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $14,218,161, resulting in gross unrealized appreciation and depreciation of $874,258 and $4,904,392, respectively, and net unrealized depreciation of $4,030,134.

The accompanying notes are an integral part of the financial statements.

                                                                               6
                                                 TOUCHSTONE EMERGING GROWTH FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE EMERGING GROWTH FUND
WESTFIELD CAPITAL MANAGEMENT, INC.
As the growth-style manager of the Touchstone Emerging Growth Fund, Westfield Capital Management found that good stock selection and adherence to their disciplined investment process drove performance in 2000. The Touchstone Emerging Growth Fund ended 2000 with a one year return of 29.62% as compared to -3.03% for the Russell 2000, its benchmark. During the first quarter of 2000, Westfield chose to reduce technology holdings as price targets were achieved. Westfield redeployed the money into energy, health care and financials.

The year 2000 will be remembered for the bursting of the Internet bubble. The technology industry was hugely over capitalized during the year and now too many players are competing in every segment of the market, putting pressure on pricing. With the decline in stock prices, some of the valuations are now attractive. Thus, we are spending significant research time in the technology and telecommunications sectors.

Oil and gas shares were solid performers in 2000 and the energy sector should continue to do well in 2001, given solid earnings increase expectations this year versus last. It has been two decades since the stocks in this sector were market leaders. Investors have been slow to accept the idea that the industry can grow and prosper. Energy industry infrastructure spending has lagged for the last 15 years, and natural gas shortages are likely this winter. Westfield foresees a long period of higher commodity prices and greater exploration and production expenditures. Westfield remains heavily positioned in the group.

Westfield also expects to remain fully invested in financials and health care. The niche banks in growing areas are producing solid growth and lower interest rates will drive profitability higher. Government reimbursement to health care providers was reduced substantially from 1994 to1998, and that has clearly reversed. Not only do hospitals, clinical labs and nursing homes have lower cost structures than in the past, but now reimbursement is increasing nicely. The defensive nature of the group and positive earnings outlook should drive our health care stocks higher in the year ahead.

DAVID L. BABSON & COMPANY, INC.
The value-style manager of the Fund, David L. Babson & Company, reported that 2000 was a difficult year for most equity investors. Slowing economic growth, continuing tight monetary policy, and the growing realization among investors that technology stocks are not immune to economic cycles led to a general swoon in equity valuations in 2000. While many companies in economically sensitive industries saw their stock valuations diminish somewhat in the final quarter, technology stocks as a group got buried under a selling frenzy in October and November with only a slight rebound in December. Internet companies, once the darlings of the "new economy" and of day traders, were particularly decimated in the sell-off.

Small capitalization stocks, as represented by the Russell 2000 Index, provided higher returns compared to large cap stocks, as represented by the S&P 500, for the fifth time in the past seven quarters and for the second full year in a row. Unfortunately, while higher, those returns were negative for the year.

The difference in market psychology from just one year ago is striking. In January of last year, the speculators and day traders held sway in the equity markets, while by year-end value investors had once again come to the forefront. Visions of unlimited growth spurred by "new economy" companies were replaced by fears of impending recession. A sizable number of the "new economy" companies were no longer in business when the new year arrived.

                                                                               7
                                                 TOUCHSTONE EMERGING GROWTH FUND

--------------------------------------------------------------------------------

The sudden slowdown in the economy prompted the first of what could possibly be a series of rate cuts by the Federal Reserve to stimulate the economy. This should be good news for small cap stocks, which on the whole are more economically sensitive than large cap stocks. A recent study found that in the last 11 periods of Federal Reserve easing going back to 1954, small cap stocks out-performed large cap stocks eight times in the 12-month period following the initial rate cut. The lowest absolute return for small caps was 10.3% and the average return was 34.6% for the year following an initial Fed rate cut. Clearly, at least as history is our guide, the January action of the Federal Reserve should be bullish for small caps.

Obviously, history need not repeat itself. If business conditions deteriorate at a sufficiently dramatic rate that the nation plunges into a prolonged recession, positive equity market performance will be difficult to achieve. However, the probability of such an event is diminished by concerted Federal Reserve activity, the opportunity for enactment of significant tax cuts as proposed by the Bush administration, and continuing productivity gains being achieved through the ongoing integration of technology in the workplace. The chances for reacceleration of the economy sometime in 2001 appear quite promising.

While small cap stocks have provided better performance than large cap stocks since the end of the first quarter of 1999, the current small cap cycle appears to remain in its early stages. The valuation discount of small company stocks remains at an extreme level compared to larger capitalization stocks when viewed over a multi-decade perspective. The combination of cheap relative valuations, Federal Reserve easing, and economic resurgence provide an ideal backdrop for continued superior performance from small cap stocks.


                  --------------------------------------------
                          Average Annual Total Return
                  --------------------------------------------
                  One Year        Five Years      Since
                  Ended           Ended           Inception
                  12/31/00        12/31/00        11/21/94
                  29.6%           23.9%           22.9%
                  --------------------------------------------
                            Cumulative Total Return
                  --------------------------------------------
                                Since Inception
                                11/21/94
                                252.5%
                  --------------------------------------------


GROWTH OF A $10,000 INVESTMENT

[CHART DATA]

                    Touchstone
                    Emerging                      Russell 2000
                    Growth Fund                   (Major Index)

                    10,000                        10,000
 12/94              10,100                        10,268
                    10,330                        10,741
                    10,980                        11,738
                    11,950                        12,898
 12/95              12,077                        13,177
                    12,677                        13,850
                    13,266                        14,543
                    13,011                        14,592
 12/96              13,425                        15,351
                    13,051                        14,557
                    15,482                        16,917
                    17,947                        19,435
 12/97              17,945                        18,784
                    19,634                        20,673
                    18,970                        19,709
                    15,288                        15,739
 12/98              18,533                        18,306
                    17,929                        17,313
                    21,362                        20,005
                    21,350                        18,740
 12/99              23,248                        22,197
                    27,697                        23,768
                    28,797                        22,869
                    31,131                        23,093
 12/00              30,134                        19,377

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                               8
                                                 TOUCHSTONE EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 94.9%
  ADVERTISING - 1.3%
    5,900  Advo*                            $   261,812
    5,300  Penton Media Inc.                    142,437
    3,000  True North Communications Inc.       127,500
----------------------------------------------------------
                                                531,749
----------------------------------------------------------
  APPAREL RETAILERS - 0.1%
    2,000  Stein Mart Inc.*                      23,250
----------------------------------------------------------
  AUTOMOTIVE - 0.1%
    6,200  Exide                                 47,275
----------------------------------------------------------
  BANKING - 13.4%
    1,500  Commerce Bancorp NJ                  102,562
   27,700  Cullen/Frost Bankers               1,158,206
   12,000  Dime Bancorp                         354,750
   38,500  East West Bancorp Inc.               960,094
   13,500  Golden State Bancorp                 424,406
   28,200  Heller Financial                     865,387
   25,200  IndyMac Mortgage Holdings*           743,400
   24,000  Southwest Bancorp of Texas*        1,030,500
----------------------------------------------------------
                                              5,639,305
----------------------------------------------------------
  BUILDING MATERIALS - 1.1%
   17,800  Dal-Tile International*              252,537
    5,300  Martin Marietta Materials            224,190
----------------------------------------------------------
                                                476,727
----------------------------------------------------------
  COMMERCIAL SERVICES - 14.1%
    6,100  A.C. Nielson*                        221,125
   30,200  Administaff*                         821,440
   30,000  Career Education*                  1,173,750
   21,000  DeVry*                               792,750
    6,400  EGL*                                 153,200
   24,600  Forrester Research*                1,231,537
   25,000  Sequenom*                            350,000
   31,300  Stericycle*                        1,193,312
----------------------------------------------------------
                                              5,937,114
----------------------------------------------------------
  COMMUNICATIONS - 4.1%
   31,100  Advanced Fibre Communications*       561,744
    7,400  Belden                               187,775
    3,600  Cable Design Technologies*            60,525
    5,600  Commscope*                            92,750
   14,200  Powerwave Technologies*              830,700
----------------------------------------------------------
                                              1,733,494
----------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 6.5%
   26,200  National Data                        959,575
   28,000  Natural MicroSystems*                276,500
   35,300  Precise Software Solutions*          873,675
   30,000  Silverstream Software Inc.*          618,750
----------------------------------------------------------
                                              2,728,500
----------------------------------------------------------
  COMPUTERS & INFORMATION - 0.2%
   10,300  Gerber Scientific                     88,194
----------------------------------------------------------
  ELECTRIC UTILITIES - 0.1%
      500  CH Energy Group                       22,375
----------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.8%
   20,400  Magnetek*                            265,200
    9,400  Ucar International*                   91,650
----------------------------------------------------------
                                                356,850
----------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - 1.0%
    3,700  Anadigics*                       $    60,588
    3,900  Benchmark Electronics Inc.*           87,994
    2,400  PerkinElmer*                         252,000
----------------------------------------------------------
                                                400,582
----------------------------------------------------------
  FINANCIAL SERVICES - 5.4%
   34,400  Bedford Property Investors, REIT     696,600
   23,700  Mack-Cali Realty Corp, REIT          676,931
   17,300  Seacor Smit*                         910,413
----------------------------------------------------------
                                              2,283,944
----------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.7%
    8,010  Laboratory Corporation
           of America Holdings*               1,409,760
    7,300  Manor Care*                          150,563
----------------------------------------------------------
                                              1,560,323
----------------------------------------------------------
  HEAVY MACHINERY - 2.2%
    3,100  Cuno Incorporated*                    83,119
   42,900  W-H Energy Services*                 844,594
----------------------------------------------------------
                                                927,713
----------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.9%
    2,500  Harman International Industries       91,250
    6,000  LA-Z-Boy Chair                        94,500
    6,400  Miller, Herman                       184,000
----------------------------------------------------------
                                                369,750
----------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.7%
    6,900  Rayovac Corp*                         97,894
    4,100  Snap-on                              114,288
    3,200  Tupperware                            65,400
----------------------------------------------------------
                                                277,582
----------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 0.7%
    2,300  Carlisle Companies                    98,756
    5,600  Roper Industries                     185,150
----------------------------------------------------------
                                                283,906
----------------------------------------------------------
  INSURANCE - 0.9%
   10,900  HCC Insurance Holdings               293,619
      300  White Mountains Insurance             95,700
----------------------------------------------------------
                                                389,319
----------------------------------------------------------
  LODGING - 0.4%
   14,000  Extended Stay America*               179,900
----------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 7.1%
   35,600  Entravision
           Communications, Class A*             654,150
      800  Hollinger International               12,700
   32,700  Information Holdings*                766,406
   39,000  Insight Communications*              916,500
   64,000  Sinclair Broadcast Group, Class A*   642,003
----------------------------------------------------------
                                              2,991,759
----------------------------------------------------------
  MEDICAL SUPPLIES - 5.1%
   39,100  Advanced
           Neuromodulation Systems*             796,663
   25,000  Aradigm*                             365,625
   18,000  Arthocare*                           351,000
      400  Parexel International*                 4,325
    1,700  Respironics*                          48,450
   14,700  Robotic Vision Systems*               40,425
   45,900  Variagenics*                         544,346
----------------------------------------------------------
                                              2,150,834
----------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                                                               9
                                                 TOUCHSTONE EMERGING GROWTH FUND

--------------------------------------------------------------------------------

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  METALS - 0.4%
    7,500  Harsco                           $   185,156
----------------------------------------------------------
  OIL & GAS - 14.4%
   13,222  Devon Energy                         806,145
    1,600  Energen                               51,500
    3,900  Equitable Resources                  260,325
   34,200  Hanover Compressor*                1,524,038
   13,900  Helmerich & Payne                    609,863
    3,800  Nabors Industries*                   224,770
   27,200  Newpark Resources*                   260,100
    1,600  Nui Corp.                             51,500
   25,000  R&B Falcon*                          573,438
   10,700  Stolt Offshore SA*                   117,700
   54,000  Superior Energy Services*            621,000
   45,176  Varco International Inc.*            982,578
----------------------------------------------------------
                                              6,082,957
----------------------------------------------------------
  PHARMACEUTICALS - 6.2%
   26,000  Albany Molecular Research*         1,602,250
   20,100  ILEX Oncology*                       528,881
   13,000  Titan Pharmaceuticals*               459,810
----------------------------------------------------------
                                              2,590,941
----------------------------------------------------------
  REAL ESTATE - 0.5%
    1,300  Manufactured Home
           Communities, REIT                     37,700
    7,100  Prentiss Properties Trust, REIT      191,256
----------------------------------------------------------
                                                228,956
----------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  RESTAURANTS - 0.3%
    4,200  CEC Entertainment*               $   143,325
----------------------------------------------------------
  RETAILERS - 2.3%
   26,000  99 Cents Only Stores*                718,842
    5,350  BJ's Wholesale Club*                 205,306
   11,800  Enesco Group                          55,313
----------------------------------------------------------
                                                979,461
----------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 0.7%
    8,915  Albany International*                119,795
   20,600  Unifi*                               184,113
----------------------------------------------------------
                                                303,908
----------------------------------------------------------
  TRANSPORTATION - 0.2%
    1,300  Newport News Shipbuilding             67,600
----------------------------------------------------------
TOTAL COMMON STOCKS
(COST $27,907,271)                          $39,982,749
----------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 94.9%
(COST $27,907,271) (A)                      $39,982,749
CASH AND OTHER ASSETS
NET OF LIABILITIES - 5.1%                     2,134,709
----------------------------------------------------------
NET ASSETS - 100.0%                         $42,117,458
----------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $27,909,057, resulting in gross unrealized appreciation and depreciation of $13,748,137 and $1,674,445, respectively, and net unrealized appreciation of $12,073,692.
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

                                                                              10
                                            TOUCHSTONE INTERNATIONAL EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE INTERNATIONAL EQUITY FUND
The Touchstone International Equity Fund portfolio returned -18.9% in 2000, compared to a return of -13.96% for its benchmark, the MSCI EAFE Index. According to the Fund's manager, Credit Suisse Asset Management (CSAM), the Fund underperformed EAFE due to its positioning in the U.K., Japan and emerging markets.

o THE U.K. The key to poor relative performance in the U.K. was stock selection, primarily in the telecommunications sector. Many global telecom names were battered in 2000; in major European markets like the U.K., this was due largely to concerns about the high prices companies paid for new licenses to provide so-called "third generation" wireless transmission service. CSAM favored some of the biggest British wireline and wireless names for their solid long-term prospects.

    Another negative contributor to U.K. results was CSAM's underweight (i.e., compared to the EAFE) exposure in the third quarter, a period in which the U.K. significantly outperformed EAFE.

    CSAM raised the Fund's U.K. allocation to an overweight in the fourth quarter, a move that it expects will benefit performance in 2001.

o JAPAN. Most of the year's underperformance in Japan came in the first quarter. During this time, the portfolio's largest Japanese positions were in prominent technology and telecom-related companies that experienced corrections sufficiently severe to drag down performance for the quarter and entire year.

    CSAM gradually reduced the Fund's Japanese exposure throughout the year to its current underweight relative to EAFE.

o EMERGING MARKETS. Although exposure to emerging markets was small relative to the total size of the portfolio, it hurt overall performance in the third quarter mainly because the countries in which CSAM held positions endured harsh sell-offs and were not included in EAFE. This particularly applied to South Korea, Taiwan and China.

    CSAM chose to exit emerging markets altogether during the fourth quarter and expects to maintain this stance for the foreseeable future.

To some extent, stock selection in Europe helped to offset the negative factors described above. Most notable in this regard were CSAM's allocations to Germany and Italy. German holdings included leading names in financial services, utilities and technology that significantly outperformed the German market as a whole. In Italy, CSAM fared especially well with a couple of financial services stocks that benefited from industry consolidation, rising mutual fund sales and a tax cut.

Looking ahead, CSAM sees an absence of catalysts to push non-U.S. equity prices higher in the near term. Such skittishness stems from the sense that the full impact of the flurry of interest-rate hikes in the U.S. and Europe in late 1999 and early 2000 has not yet been felt, together with a feeling that the fallout from the bursting of the bubble in global technology spending will be severe. In other words, the pace of macroeconomic activity is likely to slow down more than markets currently expect. This, in turn, suggests that equity prices may have further to fall.

                                                                              11
                                            TOUCHSTONE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

The best word for CSAM's outlook, therefore, is "cautious." To be sure, there are potential bright spots out there (notably in the U.K. and Continental Europe, in which CSAM currently is overweight), but the big picture does not appear sufficiently tempting to warrant a more bullish perspective. CSAM thus does not expect the world's stock markets to achieve returns in 2001 that will approach the extraordinary levels they reached in most of the last few years.


                   -----------------------------------------
                          Average Annual Total Return
                   -----------------------------------------
                   One Year        Five Years      Since
                   Ended           Ended           Inception
                   12/31/00        12/31/00        11/21/94
                   (18.9%)         11.2%           9.1%
                   -----------------------------------------
                            Cumulative Total Return
                   -----------------------------------------
                                 Since Inception
                                 11/21/94
                                 70.6%
                   -----------------------------------------


GROWTH OF A $10,000 INVESTMENT

[CHART DATA]

                      Touchstone                  MSCI EAFE
                      International               Equity Index
                      Equity Fund                 (Major Index)

                      10000                       10000
12/94                  9510                       10065
                       9140                       10260
                       9540                       10343
                       9970                       10782
12/95                 10028                       11228
                      10650                       11560
                      10890                       11752
                      10790                       11746
12/96                 11178                       11942
                      11349                       11763
                      12632                       13299
                      13187                       13214
12/97                 12827                       12187
                      14974                       13990
                      15850                       14148
                      13639                       12146
12/98                 15419                       14666
                      15165                       14880
                      15629                       15268
                      16424                       15949
12/99                 21043                       18669
                      20575                       18660
                      19879                       17932
                      17852                       16495
12/00                 17059                       16063


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                              12
                                            TOUCHSTONE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 95.3%
  AUSTRALIA - 2.7%
   13,800  BHP                              $   145,681
   80,100  Cable & Wireless Optus*              165,941
   18,800  Lend Lease                           175,263
   13,200  National Australia Bank              211,785
   22,201  News Corporation Limited (The)       173,092
----------------------------------------------------------
                                                871,762
----------------------------------------------------------
  FINLAND - 3.1%
   16,299  Nokia Oyj                            725,815
    7,972  UPM-Kymmene                          273,166
----------------------------------------------------------
                                                998,981
----------------------------------------------------------
  FRANCE - 11.4%
    6,969  Accor                                294,005
    6,759  Alcatel                              383,362
    2,869  AXA                                  414,212
    2,691  BNP Paribas                          235,883
    3,662  Canal Plus                            13,115
        7  Cap Gemini SA                          1,127
    2,613  Groupe Danone                        393,420
    4,077  Publicis Groupe                      137,561
    3,252  STMicroelectronics                   141,767
    2,736  Suez Lyonnaise Des Eaux-Dumex        498,892
    3,761  Total Fina, B                        558,508
   10,186  Vivendi Universal*                   669,411
----------------------------------------------------------
                                              3,741,263
----------------------------------------------------------
  GERMANY - 11.0%
    5,854  Bayerische Hypo-UND
           Vereinsbank                          328,190
    6,619  Deutsche Bank                        551,032
    5,870  Dresdner Bank                        255,620
   11,051  E. On Ag                             671,348
   14,192  Kamps                                150,346
    2,680  Muenchener
           Rueckversicherungs-Gasellschaft      954,750
    7,835  Preussag                             283,529
    3,246  Siemens                              423,755
----------------------------------------------------------
                                              3,618,570
----------------------------------------------------------
  GREAT BRITAIN - 26.6%
   70,618  BP Amoco                             570,213
   60,333  British Telecommunications           516,035
   31,535  CGNU                                 510,209
   60,373  Glaxo Smithkline Plc               1,706,212
    5,200  HSBC Holdings                         77,007
   86,211  Legal & General Group                237,841
   52,748  Lloyds TSB Group                     558,429
   11,556  Logica                               302,395
   47,748  Marconi                              513,349
   61,314  Reed International                   641,780
   21,535  Reuters Group                        364,841
  127,805  Shell Transport & Trading          1,049,176
  366,758  Vodafone Group                     1,346,354
   25,683  WPP Group                            334,881
----------------------------------------------------------
                                              8,728,722
----------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  HONG KONG - 1.7%
    7,000  Cheung Kong Holdings             $    89,527
    7,500  Hang Seng Bank                       100,971
    7,000  Hutchison Whampoa                     87,283
   19,000  Johnson Electric Holdings             29,233
   11,000  Sun Hung Kai Properties              109,657
       57  Sunevision Holdings*                      21
    9,500  Swire Pacific, Class A                68,516
    6,000  Television Broadcasts                 31,541
   22,300  Wharf Holdings                        54,182
----------------------------------------------------------
                                                570,931
----------------------------------------------------------
  ITALY - 5.1%
   19,835  Assicurazione Generali               786,768
   33,430  Autostrade SPA                       221,672
   26,429  San Paolo IMI-SPA                    433,898
   87,235  Tecnost SPA*                         239,051
----------------------------------------------------------
                                              1,681,389
----------------------------------------------------------
  JAPAN - 14.4%
    5,000  Ajinomoto                             64,921
    8,000  Bank of Tokyo Mitsubishi Bank         79,531
    2,000  Canon                                 69,948
    5,000  Chugai Pharmaceutical                 83,064
    5,000  Dai Nippon Printing                   74,364
    3,000  Daikin Industries                     57,707
    5,000  Daiwa Securities                      52,155
       17  DDI                                   81,901
    5,000  Denso                                107,983
      800  Fanuc                                 54,350
    2,000  Fuji Photo Film                       83,588
      500  Fuji Soft ABC                         32,220
    4,000  Fujitsu                               58,897
    3,300  Hitachi Credit                        62,757
    1,100  ITO Yokado                            54,822
    8,000  Kaneka                                75,614
    2,000  Kao                                   58,057
    6,000  Kirin Brewery                         53,668
   24,000  Kubota                                73,026
    1,100  Kyocera                              119,935
    4,000  Marui                                 60,330
      600  Matsushita
           Communication Industrial              75,282
    6,000  Matsushita Electric                  143,219
    8,000  Mitsubishi                            58,897
   14,500  Mitsui Chemicals                      70,110
       18  Mizuho Holdings                      111,428
    1,100  Murata Manufacturing                 128,880
    2,000  NEC                                   36,548
    6,000  Nikko Securities Co. (The)            46,428
      300  Nintendo                              47,871
    5,000  Nippon Meat Packers                   68,025
   10,000  Nippon Mitsubishi Oil                 48,090
       18  Nippon Telegraph & Telephone         129,527
    9,000  Nissan Motor                          51,779


The accompanying notes are an integral part of the financial statements.

                                                                              13
                                            TOUCHSTONE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  JAPAN  - Continued
    2,200  Nissin Food Products             $    53,668
    4,000  Nomura Securities                     71,872
        8  NTT Data                              53,161
       10  NTT Docomo Inc.                      172,248
    3,000  Olympus Optical                       51,806
    3,000  Omron                                 62,298
    1,100  Orix                                 110,221
      600  Rohm Company                         113,841
   12,000  Sakura Bank                           72,397
    1,000  Secom                                 65,139
    1,000  Seven-Eleven Japan                    56,833
    2,000  Shin-Etsu Chemical                    76,943
      500  SMC                                   64,265
    1,000  Sony                                  69,074
   10,000  Sumitomo Bank                        102,562
   17,000  Sumitomo Chemical                     84,279
    5,000  Sumitomo Electric Industries          81,927
   10,000  Sumitomo Trust & Banking              67,937
    2,000  Takara Shuzo Company Ltd.             34,904
    2,000  Takeda Chemical Industries           118,213
    2,600  Terumo                                56,833
    4,000  Tokyo Broadcasting System            118,213
    1,300  Tokyo Electric Power                  32,224
   10,000  Toshiba                               66,801
    6,000  Toyota Motor                         191,484
    1,250  WORLD                                 47,106
    2,000  Yamanouchi Pharmaceutical             86,386
    3,000  Yamato Transport                      55,084
----------------------------------------------------------
                                              4,712,641
----------------------------------------------------------
  NETHERLANDS - 8.3%
    8,638  Akzo Nobel                           463,213
    7,917  Fortis                               256,808
    2,414  Gucci Group                          209,339
    6,872  Ing Groep                            548,128
   21,845  Koninklijke KPN                      251,081
   18,874  Philips Electronics                  690,435
    3,978  VNU NV                               195,233
   15,735  World Online International*          115,800
----------------------------------------------------------
                                              2,730,037
----------------------------------------------------------
  SINGAPORE - 0.9%
    3,700  Chartered Semiconductor*              10,117
    5,000  DBS Group Holdings                    56,533
       69  Flextronics International*             1,965
   20,500  Keppel Land                           32,521
    3,000  Overseas Chinese Banking              22,325
   15,800  Sembcorp Industries Ltd.              15,495
    5,000  Singapore Airlines Ltd.               49,611
    1,000  Singapore Press Holdings              14,768
   14,000  Singapore Tech Engineering            22,532
   23,900  Singapore Telecommunications          37,087
    4,196  United Overseas Bank                  31,467
----------------------------------------------------------
                                                294,421
----------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  SPAIN - 2.1%
   36,420  Banco Santander
           Central Hispano                  $   389,239
   18,484  Telefonica*                          304,986
----------------------------------------------------------
                                                694,225
----------------------------------------------------------
  SWEDEN - 1.8%
   24,699  Ericsson LM-B                        280,967
   18,210  Skandia Forsakrings                  295,792
----------------------------------------------------------
                                                576,759
----------------------------------------------------------
  SWITZERLAND - 6.2%
    2,537  ABB                                  270,002
      124  Nestle                               288,763
      255  Novartis                             450,083
       40  Roche Holding                        406,851
    3,689  Union Bank Of Switzerland            601,122
----------------------------------------------------------
                                              2,016,821
----------------------------------------------------------
TOTAL COMMON STOCKS
(COST $32,868,583)                          $ 31,236,52
----------------------------------------------------------
PREFERRED STOCKS - 0.7%
  GERMANY - 0.7%
    1,591  SAP, Preferred                   $   223,436
----------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $259,870)                             $   223,436
----------------------------------------------------------
WARRANTS - 0.0%
  FRANCE - 0.0%
    1,059  Banque Nationale
           de Paris, Warrants*              $     7,218
----------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $     7,218
----------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 96.0%
(COST $33,128,453) (A)                      $31,467,176
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.0%                     1,318,981
----------------------------------------------------------
NET ASSETS - 100.0%                         $32,786,157
----------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $33,466,065, resulting in gross unrealized appreciation and depreciation of $1,958,154 and $3,957,043, respectively, and net unrealized depreciation of $1,998,889.

The accompanying notes are an integral part of the financial statements.

                                                                              14
                                            TOUCHSTONE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
Schedule of Investments continued

Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 2000 was as follows:

  Industry                                    Percentage
   Sector                                     Net Assets

Banking                                              14.3%
Pharmaceuticals                                       8.7%
Telephone Systems                                     7.9%
Communications                                        7.3%
Oil & Gas                                             6.8%
Insurance                                             6.6%
Commercial Services                                   6.5%
Media - Broadcasting & Publishing                     4.7%
Multiple Utilities                                    4.5%
Financial Services                                    4.2%
Electronics                                           4.2%
Beverages, Food & Tobacco                             3.4%
Electrical Equipment                                  2.8%
Chemicals                                             2.5%
Transportation                                        1.7%
Computer Software & Processing                        1.4%
Advertising                                           1.4%
Automotive                                            1.2%
Lodging                                               0.9%
Forest Products & Paper                               0.8%
Heavy Machinery                                       0.8%
Textiles, Clothing & Fabrics                          0.8%
Entertainment & Leisure                               0.6%
Retailers                                             0.5%
Mining                                                0.4%
Real Estate                                           0.4%
Industrial - Diversified                              0.2%
Medical Supplies                                      0.2%
Airlines                                              0.2%
Electric Utilities                                    0.1%
Other assets in excess of liabilities                 4.0%
-----------------------------------------------------------
                                                   100.00%
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              15
                                              TOUCHSTONE INCOME OPPORTUNITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE INCOME OPPORTUNITY FUND
The Touchstone Income Opportunity Fund underperformed its benchmark, the Lehman Brothers Credit Bond Index, for the year ended December 31, 2000. The fund returned -1.10% for the year compared to 9.08% for the benchmark.

Emerging market debt, which represents approximately 44% of the portfolio, was the bright spot in global credit markets during 2000. The JP Morgan Emerging Markets Bond Index + returned 15.66% for the year. This performance was even more impressive given that it followed a 25.97% return in 1999. Alliance Capital Management, the Fund's manager, continues to believe that this asset class will outperform in 2001, even after the strong performance of the past two years. We are optimistic because we continue to see a very good mix of fiscal and monetary policies in most of the major emerging market economies. In addition, the recent easing by the Federal Reserve should be very positive for emerging economies by improving global liquidity conditions and allowing domestic interest rates in emerging economies to fall. A severe recession in the U.S. is the major risk to this scenario. Another reason for our optimism is that the strong performance during 2000 was concentrated in only a few credits. If one were to exclude Russia and Mexico from the JP Morgan Emerging Markets Bond Index +, it would have underperformed U.S. Treasuries.

The Fund's emerging market holdings continue to be concentrated in sovereign emerging market debt. This is a market that remained remarkably liquid during the past year. One of our largest holdings is Mexico, which proved beneficial to performance. Moody's upgraded Mexico to Baa3 and we anticipate that Standard & Poor's will follow this trend in the coming months. We continue to like the credit improvement in Brazil, and will maintain a large exposure to this credit. The Philippines and Turkey hurt performance. The reform process in Turkey continues to impress, but they are at a critical point. There appears to be a strong consensus that the credit profile of this country could drastically improve.

High yield debt, which represents approximately 42% of the portfolio's holdings, suffered its third consecutive year of underperfomance in 2000. The Merrill Lynch High Yield Index returned -3.79% for the year; this was only the third time since 1980 that high yield has posted a negative return. The high yield market underperformed as a result of slowing global growth, high oil prices, volatile equity markets, fundamental credit concerns and a lack of capital available to highly leveraged companies. New issuance, at approximately $50 million, was approximately half that of the previous year. A flight to quality led to BB rated securities strongly outperforming B rated securities by over 1000 basis points for the year. The best performing industries for the year were the more defensive sectors, including energy, utilities and gaming; the worst included metals, telecommunications and technology. High yield mutual fund outflows, totaling almost $10 billion, weighed heavily on the market. Default rates have risen significantly over the past two years. Moody's trailing 12 month default rate, based upon the percentage of issuers, was 6.02% at year end 2000. We expect default rates to remain above historical norms in 2001. We believe the current market yield of approximately 14%, which equates to a spread over Treasuries of approximately 890 basis points, more than compensates investors for any projected increase in defaults.

                                                                              16
                                              TOUCHSTONE INCOME OPPORTUNITY FUND

--------------------------------------------------------------------------------

We took a more conservative approach with respect to the high yield portfolio during the year. We improved the overall quality of the portfolio by focusing our investment efforts on larger, more liquid names, such as Nextel Communications and Charter Communications. We increased diversification by increasing the number of issues held and by reducing position sizes. We continued to reduce exposures to companies that had deteriorating credit fundamentals and for which we believed market prices represented fair value. Examples of this are Pen Tab and Pentacon. Finally, we maintained a relatively high cash position as a defensive measure in a volatile market.

Our outlook for the high yield market is favorable. High yield should benefit from continued modest economic growth, an accommodative monetary policy and improved liquidity. Demand for high yield is expected to increase as many of the recently awarded institutional mandates and new structured products begin to invest. We believe that the high yield market offers significant value at current yields, and we will continue to selectively add investments that offer superior value.

                   -----------------------------------------
                          Average Annual Total Return
                   -----------------------------------------
                   One Year        Five Years      Since
                   Ended           Ended           Inception
                   12/31/00        12/31/00        11/21/94
                   (1.1%)          4.9%            6.6%
                   -----------------------------------------
                            Cumulative Total Return
                   -----------------------------------------
                                Since Inception
                                11/21/94
                                47.9%
                   -----------------------------------------


GROWTH OF A $10,000 INVESTMENT

[CHART DATA]

                  Touchstone                 Lehman
                  Income                     Brothers
                  Opportunity                Credit Bond
                  Fund                       (Major Index)

                  10,000                     10,000
12/94              9,420                     10,088
                   8,990                     10,666
                  10,373                     11,442
                  11,030                     11,698
12/95             11,620                     12,276
                  12,283                     11,976
                  13,057                     12,017
                  14,087                     12,259
12/96             14,800                     12,684
                  15,138                     12,574
                  16,189                     13,078
                  16,986                     13,583
12/97             16,581                     13,974
                  17,478                     14,209
                  16,750                     14,558
                  13,958                     15,043
12/98             14,547                     15,169
                  14,754                     15,095
                  14,685                     14,856
                  14,498                     14,912
12/99             14,945                     14,910
                  14,965                     15,045
                  14,965                     15,230
                  15,120                     15,698
12/00             14,785                     16,226


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                              17
                                              TOUCHSTONE INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2000


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

CORPORATE BONDS - 42.6%
  AEROSPACE & DEFENSE - 1.1%
$ 500,000  Pacific Aerospace
           & Electronics    11.25% 08/01/05 $   210,000
----------------------------------------------------------
  BANKING - 1.2%
  100,000  Dime Bancorp      9.00% 12/19/02     100,568
  125,000  GS Escrow         6.75% 08/01/01     124,092
----------------------------------------------------------
                                                224,660
----------------------------------------------------------
  CABLE - 7.0%
  125,000  Adelphia
           Communications  10.875% 10/01/10     120,625
   50,000  Adelphia
           Communications,
           Series B          9.25% 10/01/02      48,750
  500,000  Charter
           Communications
           Holdings         8.625% 04/01/09     453,750
  250,000  Classic Cable    10.50% 03/01/10     112,500
  150,000  Echostar DBS     9.375% 02/01/09     145,500
  125,000  NTL
           Communications,
           Series B         11.50% 10/01/08     110,312
  500,000  United Pan-Europe
           Communications   11.25% 11/01/09     320,000
----------------------------------------------------------
                                              1,311,437
----------------------------------------------------------
  CHEMICALS - 2.3%
  200,000  Avecia Group
           (Yankee)         11.00% 07/01/09     197,500
   50,000  Equistar
           Chemicals         8.50% 02/15/04      46,325
  200,000  Lyondell
           Chemical,
           Series A         9.625% 05/01/07     194,000
----------------------------------------------------------
                                                437,825
----------------------------------------------------------
  COMMUNICATIONS - 12.7%
  550,000  Global Crossing
           Holdings Ltd.    9.125% 11/15/06     526,625
  750,000  McLeod
           USA Inc.         8.125% 02/15/09     645,000
  500,000  Netia Holdings,
           Series B        13.125% 06/15/09     400,000
  700,000  Nextel
           Communications   9.375% 11/15/09     652,750
  200,000  Northeast Optic
           Network          12.75% 08/15/08      96,000
   75,000  Rogers Cantel    9.375% 06/01/08      77,250
----------------------------------------------------------
                                              2,397,625
----------------------------------------------------------
  CONSUMER PRODUCTS - 0.9%
  700,000  Generac Portable
           Products         11.25% 07/01/06     175,000
----------------------------------------------------------
  ELECTRIC UTILITIES - 2.2%
  100,000  AES Corporation
           (The)            9.375% 09/15/10     102,250
  200,000  AES Corporation
           (The)             9.50% 06/01/09     207,000
  100,000  PSEG Energy
           Holdings         10.00% 10/01/09     106,135
----------------------------------------------------------
                                                415,385
----------------------------------------------------------

  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

  INDUSTRIAL - 0.7%
$ 250,000  Pentacon,
           Series B         12.25% 04/01/09 $   135,000
----------------------------------------------------------
  LODGING - 1.7%
  315,000  Host Marriott
           REIT, 144A        9.25% 10/01/07     313,425
----------------------------------------------------------
  OIL & GAS - 2.8%
  500,000  Western Gas
           Resources        10.00% 06/15/09     522,500
----------------------------------------------------------
  PAPER & PACKAGING - 1.8%
  250,000  Riverwood
           International    10.25% 04/01/06     249,375
  100,000  Sealed Air,
           Series            6.95% 05/15/09      86,367
----------------------------------------------------------
                                                335,742
----------------------------------------------------------
  TECHNOLOGY - 0.8%
  200,000  Viasystems        9.75% 06/01/07     158,500
----------------------------------------------------------
  TELEPHONE SYSTEMS - 7.4%
  350,000  Exodus
           Communications,
           144A            11.625% 07/15/10     311,500
  500,000  Level 3
           Communications   11.00% 03/15/08     440,000
  500,000  Metromedia Fiber
           Network          10.00% 12/15/09     415,000
  350,000  Winstar
           Communications   12.50% 04/15/08     236,250
----------------------------------------------------------
                                              1,402,750
----------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $9,789,772)                            $8,039,849
----------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 41.1%
  ARGENTINA - 4.0%
$ 834,000  Republic
           of Argentina     11.75% 06/15/15 $   754,770
----------------------------------------------------------
  BRAZIL - 10.6%
1,200,000  Republic
           of Brazil       11.625% 04/15/04   1,247,400
1,000,000  Republic of
           Brazil, Brady
           Bond, FRB        7.625% 04/15/24     763,711
----------------------------------------------------------
                                              2,011,111
----------------------------------------------------------
  BULGARIA - 4.0%
1,000,000  Government
           of Bulgaria,
           Series A, Brady
           Bond, FRB         7.75% 07/28/24     760,000
----------------------------------------------------------
  COLOMBIA - 1.6%
  350,000  Republic
           of Colombia       9.75% 04/23/09     294,000
----------------------------------------------------------
  MEXICO - 9.8%
  750,000  United Mexican
           States           9.875% 02/01/10     804,750
  950,000  United Mexican
           States          10.375% 02/17/09   1,038,825
----------------------------------------------------------
                                              1,843,575
----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

18
TOUCHSTONE INCOME OPPORTUNITY FUND

--------------------------------------------------------------------------------
Schedule of Investments continued


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - Continued
  PHILIPPINE ISLANDS - 3.4%
$ 800,000  Republic of
           Philippines      9.875% 01/15/19 $   642,000
----------------------------------------------------------
  RUSSIA - 3.4%
  850,000  Russian
           Federation,
           Euro-Dollar       8.75% 07/24/05     648,203
----------------------------------------------------------
  TURKEY - 1.7%
  350,000  Republic
           of Turkey       12.375% 06/15/09     325,500
----------------------------------------------------------
  VENEZUELA - 2.6%
  750,000  Venezuela         9.25% 09/15/27     483,750
----------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS
(Cost $7,331,649)                            $7,762,909
----------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

WARRANTS - 0.0%
  TELEPHONE SYSTEMS - 0.0%
      400  Loral Space &
           Communications, Warrants*        $       800
      300  Primus Telecommunications
           Group, Warrants*                         300
----------------------------------------------------------
                                                  1,100
----------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $     1,100
----------------------------------------------------------


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT MARKET VALUE - 83.7%
(COST $17,121,421) (A)                      $15,803,858
CASH AND OTHER ASSETS
NET OF LIABILITIES - 16.3%                    3,084,800
----------------------------------------------------------
NET ASSETS - 100.0%                         $18,888,658
----------------------------------------------------------

Notes to the Schedule of Investments:
 *   Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $17,157,412, resulting in gross unrealized appreciation and depreciation of $785,371 and $2,138,925, respectively, and net unrealized depreciation of $1,353,554.
 144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities were valued at $727,175 or 3.85% of net assets.
Brady Bond - U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collaterialized by U.S. Treasury zero-coupon bonds to ensure principal.
Euro-Dollar - Bonds issued offshore that pay interest and principal in U.S.
            dollars
FRB - Floating Rate Bond
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

                                                                              19
                                                      TOUCHSTONE HIGH YIELD FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE HIGH YIELD FUND
The Touchstone High Yield Fund, managed by Fort Washington Investment Advisors, generated a total return of -0.70% for the year ended December 31, 2000. Although rather unimpressive in absolute terms, the fund's performance compared favorably to that of the Merrill Lynch High Yield Index which returned -3.79%. The 309 basis point outperformance resulted from a higher quality bias and a reasonably large underweight of telecommunications and steel debt, which performed poorly. Relative performance was further aided by an overweight of health care and utility credits while exposure to the auto sector detracted from performance. Exposure to companies with asbestos liabilities also created a material drag on performance.

The difficulties in the High Yield market continued with the market flirting with the worst calendar year on record. Only a strong December allowed the High Yield market to avoid this distinction. Still, the Merrill Lynch High Yield Index generated a total return of -3.79%, which was comprised of a principal loss of 13.35% offset by income of 9.56%. To put this in some perspective, the High Grade bond market (characterized by the Lehman Brothers Aggregate Bond Index) generated a total return of 11.63%, over 1500 basis points more than High Yield.

During 2000, High Yield spreads reached their widest levels in 10 years, at a level of +878 basis points versus the 10-year Treasury in early December and ended the year at +871. Industry analysts calculated that over 30% of the High Yield market traded at "distressed" levels, which they characterize as spreads greater than +1000.

Among the many reasons for the difficult market environment that currently exists are an increasing level of defaults, poor liquidity and reduced access to capital for issuers. Preliminary figures indicate that the default rate will exceed 6% for 2000. Moody's projects that defaults will continue to increase throughout 2001, possibly exceeding 9% for the year. The market is obviously attempting to discount these expectations in the prices of securities in the market today. Sectors that are likely to be impacted by heavier defaults include steel, tele-communications and possibly asbestos-related issuers. To the extent that the economy slows more than expected or enters into a prolonged recession, increased defaults could surprise the market.

In general, the Touchstone High Yield Fund maintains a higher quality bias, de-emphasizing deferred pay securities and emerging market debt. The portfolio will continue to emphasize quality and maintain an underweight with respect to telecommunications and cyclicals. Fort Washington Investment Advisors believes these sectors have been and will continue to be extremely volatile, resulting in inadequate return for the inherent risk. Reduced access to capital will probably continue to plague telecommunications issuers while a softening economy will be unkind to cyclicals. We will continue to overweight industries that tend to be more stable and predictable and provide adequate compensation for risk borne. We believe that our style is ideally positioned given the current state of uncertainty in the High Yield market.

                                                                              20
                                                      TOUCHSTONE HIGH YIELD FUND

--------------------------------------------------------------------------------

The outlook for the High Yield market remains difficult since the issues present in 2000 will likely continue through 2001. Continued lack of liquidity and limited access to capital may prevent significant returns beyond the yields offered in the market. These issues notwithstanding, yields available in the market appear to adequately discount most reasonable expectations and should provide an attractive return profile. Although many strategists see significant opportunity for material capital appreciation over the next 12 months, we remain somewhat more cautious but believe the market to be appropriately valued.


                          ---------------------------
                          Average Annual Total Return
                          ---------------------------
                            One Year        Since
                            Ended           Inception
                            12/31/00        05/01/99
                            (0.7%)          (5.3%)
                          ---------------------------
                             Cumulative Total Return
                          ---------------------------
                                Since Inception
                                05/01/99
                                (8.7%)
                          ---------------------------


GROWTH OF A $10,000 INVESTMENT

[CHART DATA]

                     Touchstone                    Merrill Lynch
                     High Yield                    High Yield Bond
                     Fund                          (Major Index)

5/99                 10,000                        10,000
6/99                  9,830                         9,912
9/99                  9,220                         9,788
12/99                 9,189                         9,894
3/00                  8,741                         9,742
6/00                  9,083                         9,803
9/00                  9,381                         9,935
12/00                 9,126                         9,543


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                              21
                                                      TOUCHSTONE HIGH YIELD FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2000


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

CONVERTIBLE BONDS - 2.2%
  HEALTH CARE PROVIDERS - 2.2%
$ 425,000  Omnicare          5.00% 12/01/07 $   340,000
----------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(COST $316,757)                             $   340,000
----------------------------------------------------------
CORPORATE BONDS - 87.5%
  AEROSPACE & DEFENSE - 0.3%
$  50,000  BE Aerospace     9.875% 02/01/06 $    50,125
----------------------------------------------------------
  AUTOMOTIVE - 4.5%
  500,000  Accuride,
           Series B          9.25% 02/01/08     301,250
  250,000  Federal-Mogul    7.375% 01/15/06      38,750
  200,000  Lear, Series B    7.96% 05/15/05     188,852
  250,000  Navistar
           International,
           Series B          8.00% 02/01/08     182,500
----------------------------------------------------------
                                                711,352
----------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.6%
  250,000  Dole Food        6.375% 10/01/05     217,338
  200,000  SC International
           Services,
           Series B          9.25% 09/01/07     192,000
----------------------------------------------------------
                                                409,338
----------------------------------------------------------
  CHEMICALS - 4.4%
  200,000  Hercules,
           144A            11.125% 11/15/07     200,000
  500,000  Lyondell
           Chemical,
           Series B         9.875% 05/01/07     485,000
----------------------------------------------------------
                                                685,000
----------------------------------------------------------
  COMMERCIAL SERVICES - 6.6%
  500,000  Allied Waste
           North America    10.00% 08/01/09     471,250
  500,000  Rural/Metro      7.875% 03/15/08     197,500
  500,000  United Rentals,
           Series B          8.80% 08/15/08     375,000
----------------------------------------------------------
                                              1,043,750
----------------------------------------------------------
  COMMUNICATIONS - 9.5%
  500,000  Charter
           Communications
           Holdings         8.625% 04/01/09     453,750
   40,000  Crown Castle
           International
           Towers           10.75% 08/01/11      41,600
  150,000  McLeod USA       10.50% 03/01/07     124,500
  250,000  Nextel
           Communications   9.375% 11/15/09     233,125
  500,000  Pinnacle Holdings,
           Step Bond(a)      0.00% 03/15/08     265,000
  500,000  Williams
           Communications
           Group           10.875% 10/01/09     372,500
----------------------------------------------------------
                                              1,490,475
----------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.2%
  250,000  Revlon Consumer
           Products          9.00% 11/01/06     183,750
----------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

  ELECTRIC UTILITIES - 3.1%
$ 500,000  AES               8.50% 11/01/07 $   483,125
----------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.8%
  500,000  Integrated Electrical
           Services,
           Series B         9.375% 02/01/09     445,000
----------------------------------------------------------
  ELECTRONICS - 1.6%
  250,000  Flextronics
           International,
           144A             9.875% 07/01/10     250,000
----------------------------------------------------------
  FINANCIAL SERVICES - 2.0%
  295,000  Orion Power
           Holdings, 144A   12.00% 05/01/10     320,075
----------------------------------------------------------
  FOOD RETAILERS - 4.2%
  500,000  Marsh
           Supermarkets,
           Series B         8.875% 08/01/07     452,500
  250,000  Stater Brothers
           Holdings         10.75% 08/15/06     205,000
----------------------------------------------------------
                                                657,500
----------------------------------------------------------
  FOREST PRODUCTS & PAPER - 6.0%
  500,000  Delta Mills,
           Series B         9.625% 09/01/07     435,000
  500,000  Tembec Finance,
           Yankee-Dollar    9.875% 09/30/05     510,000
----------------------------------------------------------
                                                945,000
----------------------------------------------------------
  HEALTH CARE PROVIDERS - 2.7%
  200,000  Columbia/HCA
           Healthcare        7.00% 07/01/07     189,431
  250,000  Healthsouth      6.875% 06/15/05     235,617
----------------------------------------------------------
                                                425,048
----------------------------------------------------------
  HEAVY MACHINERY - 0.2%
   30,000  AGCO              8.50% 03/15/06      26,850
----------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.3%
  200,000  Armstrong
           World             6.35% 08/15/03      54,000
----------------------------------------------------------
  HOUSING - 4.6%
  500,000  Champion
           Enterprises,
           144A             7.625% 05/15/09     312,649
  200,000  Kaufman &
           Broad Home        7.75% 10/15/04     187,000
  225,000  Lennar, Series B  9.95% 05/01/10     229,500
----------------------------------------------------------
                                                729,149
----------------------------------------------------------
  INSURANCE - 2.8%
  500,000  Willis Corroon    9.00% 02/01/09     445,000
----------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 7.5%
  250,000  Alliance Atlantis
           Communications,
           Yankee Dollar    13.00% 12/15/09     247,813
  500,000  American Lawyer
           Media, Series B   9.75% 12/15/07     437,500
  500,000  Susquehanna Media 8.50% 05/15/09     492,500
----------------------------------------------------------
                                              1,177,813
----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              22
                                                      TOUCHSTONE HIGH YIELD FUND

--------------------------------------------------------------------------------
Schedule of Investments continued


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

CORPORATE BONDS - Continued
  OIL & GAS - 13.4%
$ 500,000  HS Resources      9.25% 11/15/06 $   502,500
  100,000  Husky Oil         8.90% 08/15/28     100,469
  510,000  Pemex Project
           Funding Master
           Trust, 144A      9.125% 10/13/10     507,450
  400,000  Pioneer Natural
           Resources        9.625% 04/01/10     427,024
  500,000  RBF Finance             03/15/09     577,500
----------------------------------------------------------
                                              2,114,943
----------------------------------------------------------
  REAL ESTATE - 1.6%
  250,000  Felcor Lodging    9.50% 09/15/08     247,500
----------------------------------------------------------
  TELEPHONE SYSTEMS - 5.6%
  200,000  Koninklijke
           KPN NV            8.00% 10/01/10     187,025
  500,000  Level 3
           Communications   9.125% 05/01/08     403,750
  350,000  Primus Tele-
           communications
           Group            11.25% 01/15/09      94,500
  250,000  Sprint Capital   6.875% 11/15/28     199,987
----------------------------------------------------------
                                                885,262
----------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $15,692,522)                          $13,780,055
----------------------------------------------------------



                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT MARKET VALUE - 89.7%
(COST $16,009,279) (B)                      $14,120,055
CASH AND OTHER ASSETS
NET OF LIABILITIES - 10.3%                    1,628,255
----------------------------------------------------------
NET ASSETS - 100.0%                         $15,748,310
----------------------------------------------------------

Notes to the Schedule of Investments:
(a)  Step coupon bond, zero coupon until 03/15/2003; 10.00% thereafter.
(b) The aggregate identified cost for federal income tax purposes is $16,264,493, resulting in gross unrealized appreciation and depreciation of $170,152 and $2,314,590, respectively, and net unrealized depreciation of $2,144,438.
 144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities were valued at $1,590,174 or 10.10% of net assets.
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.

The accompanying notes are an integral part of the financial statements.

                                                                              23
                                                      TOUCHSTONE VALUE PLUS FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE VALUE PLUS FUND
The year 2000 reminded investors what volatility truly means. In March, the markets reached record highs and seemed to make everyone rich. Then the bubble burst. The technology locomotive finally derailed with a vengeance. The technology heavy NASDAQ Composite fell 39% for the year, 51% off its March high. Although the market struggled through late summer to regain some of its earlier losses, the fourth quarter once again found stock prices falling. The more diversified S&P 500 Index fell 9.1% for the full year.

In another turn of events, value managers, such as Fort Washington Investment Advisors, outperformed growth managers by a very wide margin. In fact, the S&P/Barra Value Index outperformed the S&P/Barra Growth Index by the largest margin in 25 years, 6.1% to -22.1%. The Touchstone Value Plus Fund's one year return of 2.6% was higher than the -9.1% return of the S&P 500 Index, but was lower than the S&P/Barra Value Index, its other benchmark index.

Negative returns for equities should be viewed in the context of the superior gains of recent years. For example, the S&P 500 Index returned in excess of 20% in each of the last five years and the NASDAQ Composite surged 86% in 1999. Discussing a long-term perspective is little consolation to investors who just recently committed to the stock market, but the poor returns in 2000 have significantly improved valuations and risk-return prospects for 2001.

As we enter a New Year, investor focus has turned to the deteriorating U.S. economy and the implications this may present to the financial markets. The profit picture for corporate America deteriorated mainly because the U.S. economy slowed dramatically. The looming risk is that business capital spending could come to a halt, which could lead to a scenario in which profits could fall precipitously. Couple this with weakening consumer confidence and the result is an environment that prompted the Federal Reserve to cut interest rates by 50 basis points in an off-cycle move. The question is: was the Federal Reserve's action early enough to avert a hard landing or recession? We believe that the jury is still out on this issue. As a result, 2001 had started out with the dizzying volatility that investors have become accustomed to over the last several years.

                                                                              24
                                                      TOUCHSTONE VALUE PLUS FUND

--------------------------------------------------------------------------------

                          ---------------------------
                          Average Annual Total Return
                          ---------------------------
                            One Year        Since
                            Ended           Inception
                            12/31/00        05/01/98
                            2.6%            7.3%
                          ---------------------------
                            Cumulative Total Return
                          ---------------------------
                                 Since Inception
                                 05/01/98
                                 20.6%
                          ---------------------------


GROWTH OF A $10,000 INVESTMENT

[CHART DATA]

                  Touchstone                                S&P / Barra
                  Value Plus           S&P 500              Value
                  Fund                 (Major Index)        (Minor Index)

5/98              10,000               10,000                10000
6/99               9,840               10,227                9,934
9/98               8,810                9,210                8,651
12/98             10,211               11,171               10,159
3/99              10,542               11,729               10,449
6/99              11,344               12,556               11,577
9/99              10,321               11,771               10,509
12/99             11,744               13,523               11,451
3/00              11,650               13,833               11,477
6/00              11,451               13,465               10,985
9/00              11,451               13,334               11,953
12/00             12,055               12,290               12,148


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                              25
                                                      TOUCHSTONE VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2000

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 95.4%
  ADVERTISING - 2.5%
    4,025  Interpublic Group
           of Companies (The)               $   171,314
----------------------------------------------------------
  AEROSPACE & DEFENSE - 2.3%
    3,350  Honeywell International              158,497
----------------------------------------------------------
  AUTOMOTIVE - 1.8%
    2,975  Magna International, Class A         124,764
----------------------------------------------------------
  BANKING - 9.4%
    3,300  Bank of America                      151,387
    6,300  Charter One Financial                181,912
    3,582  Citigroup                            182,906
    5,025  North Fork Bancorp                   123,427
----------------------------------------------------------
                                                639,632
----------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 4.6%
    2,975  McCormick & Company                  107,286
    1,875  Pepsico                               92,930
    4,400  Ralston-Ralston Purina Group         114,950
----------------------------------------------------------
                                                315,166
----------------------------------------------------------
  BUILDING MATERIALS - 2.5%
    6,725  Masco                                172,748
----------------------------------------------------------
  CHEMICALS - 1.5%
    2,100  Du Pont (E.I.) De Nemours            101,456
----------------------------------------------------------
  COMMUNICATIONS - 0.3%
      600  Nortel Networks                       19,237
----------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.8%
    6,500  Ceridian*                            129,594
    2,575  Computer Associates
           International                         50,212
    1,425  First Data                            75,080
----------------------------------------------------------
                                                254,886
----------------------------------------------------------
  COMPUTERS & INFORMATION - 7.2%
    3,800  Gateway*                              68,362
    1,900  Hewlett-Packard                       59,969
    1,750  International Business Machines      148,750
    4,825  Lexmark International
           Group, Class A*                      213,808
----------------------------------------------------------
                                                490,889
----------------------------------------------------------
  ELECTRIC UTILITIES - 4.4%
    1,800  Cinergy                               63,225
    4,600  CMS Energy                           145,763
    1,300  Dominion Resources                    87,100
----------------------------------------------------------
                                                296,088
----------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.1%
    1,800  Emerson Electric                     141,862
----------------------------------------------------------
  ELECTRONICS - 3.7%
      800  Applied Materials*                    30,550
    3,850  Intel                                117,906
    5,800  LSI Logic*                            99,122
----------------------------------------------------------
                                                247,578
----------------------------------------------------------
  FINANCIAL SERVICES - 8.1%
    2,325  Federal National
           Mortgage Association                 201,694
      500  Morgan Stanley Dean Witter            39,625
    4,550  USA Education                        309,400
----------------------------------------------------------
                                                550,719
----------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  FOREST PRODUCTS & PAPER - 2.2%
    4,775  Mead                             $   149,816
----------------------------------------------------------
  HEALTH CARE PROVIDERS - 0.5%
    1,500  Manor Care*                           30,937
----------------------------------------------------------
  HEAVY MACHINERY - 1.9%
    3,075  Ingersoll-Rand                       128,766
----------------------------------------------------------
  HOUSEHOLD PRODUCTS - 4.2%
    4,075  Kimberly-Clark                       288,062
----------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.5%
    3,100  Tyco International                   172,050
----------------------------------------------------------
  INSURANCE - 1.9%
    1,900  MGIC Investment                      128,131
----------------------------------------------------------
  MEDICAL SUPPLIES - 3.1%
    2,400  Baxter International                 211,950
----------------------------------------------------------
  OIL & GAS - 8.5%
    5,300  Conoco, Class A                      151,713
    1,673  Exxon Mobil                          145,446
    1,250  Schlumberger                          99,922
    3,150  Tosco                                106,903
    1,529  Transocean Sedco Forex                70,334
----------------------------------------------------------
                                                574,318
----------------------------------------------------------
  PHARMACEUTICALS - 5.4%
    2,025  Abbott Laboratories                   98,086
    1,650  Merck                                154,481
    2,000  Schering-Plough                      113,500
----------------------------------------------------------
                                                366,067
----------------------------------------------------------
  RETAILERS - 1.0%
    1,950  Federated Department Stores*          68,250
----------------------------------------------------------
  TELEPHONE SYSTEMS - 7.5%
    2,400  Alltel                               149,850
    4,200  Broadwing*                            95,813
    2,300  SBC Communications                   109,825
    2,375  Verizon Communications               119,047
    2,500  Worldcom Inc.*                        35,000
----------------------------------------------------------
                                                509,535
----------------------------------------------------------
  TRANSPORTATION - 0.8%
    1,750  US Freightways                        52,637
----------------------------------------------------------
  UTILITIES - 1.7%
    3,700  NiSource                             113,775
----------------------------------------------------------
TOTAL COMMON STOCKS
(COST $6,221,464)                           $ 6,479,130
----------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 95.4%
(COST $6,221,464) (A)                       $ 6,479,130
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.6%                       313,714
----------------------------------------------------------
NET ASSETS - 100.0%                         $ 6,792,844
----------------------------------------------------------

Notes to the Schedule of Investments:
 *   Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $6,281,888, resulting in gross unrealized appreciation and depreciation of $909,859 and $712,617, respectively, and net unrealized appreciation of $197,242.

The accompanying notes are an integral part of the financial statements.

                                                                              26
                                                 TOUCHSTONE GROWTH & INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE GROWTH & INCOME FUND
The last year of the old millennium provided a healthy dose of reality for U.S. equity investors who had come to expect double-digit equity market returns. Not only did all broad market equity indices post negative returns, but also stocks underperformed bonds and cash in 2000 for the first time since 1994. The broad market, as measured by the S&P 500, had its five-year streak of consecutive 20%+ returns interrupted and its worst year since 1977. However, the primary catalyst for the decline in the overall market was the unprecedented correction in technology stocks as best measured by the NASDAQ. In 2000, the NASDAQ's historic 39% decline was the worst percentage decline for a major U.S. equity index since 1931. This reversal of fortune followed the best year in history for the NASDAQ in 1999.

The impact of the technology correction on the S&P 500 was partially attributable to the unsustainable run up in technology shares between October 1999 and its all-time high in March 2000. During that six-month period, the NASDAQ's return was four times that of the S&P 500 (81% vs 19%) which raised the technology weighting in the broad market index to 33%, up from just 7% 10 years ago. A number of factors contributed to the downward pressure on stocks for the year: The bursting of the bubble surrounding Internet stocks, the aggressive hike in interest rates by the Federal Reserve, a faster than expected slowdown in the U.S. economy and corporate capital spending, and excessive valuation among high growth and technology companies.

The Touchstone Growth & Income Fund returned 12.2% in 2000, significantly outperforming the Fund's benchmark, the S&P 500 return of -9.1%.

Our strong absolute performance was a function of a number of factors including a more favorable environment for value stocks and the successful implementation of our multi-factor valuation screen and risk management tools. The biggest contributor to our outperformance for the quarter and year relative to the benchmark was excellent stock selection across a broad range of groups held in the portfolio.

For the year, the largest contributor to outperformance was our aerospace/defense stock position. Boeing, Lockheed Martin, Northrop Grumman and General Dynamics increased sharply due to new orders and improving cash flows. Our electric utility holdings were the next most significant contributors. This was the best performing sector of the market last year, and the portfolio's utilities outstripped even this return, given our preference for those companies with greater exposure to the unregulated generation business. Our decision to focus our large financial exposure in insurance, brokerage, and less credit-sensitive financial services companies, while de-emphasizing money center banks, also reaped major benefits. The strongest performers in this group were American International Group, PNC, St. Paul Companies, Lehman Brothers, Washington Mutual and Fannie Mae. And finally, our late third quarter increase in commodity cyclicals, as they were driven to trough valuations in the face of rising raw material costs and slackening demand, was well timed. Dow Chemical, International Paper, Nucor and Alcoa all rallied 30 to 40% in the fourth quarter, as investors began to believe the stocks were adequately discounting recession.

                                                                              27
                                                 TOUCHSTONE GROWTH & INCOME FUND

--------------------------------------------------------------------------------

Where are we taking the portfolio directionally for 2001? The driving force behind any repositioning will be valuation. Historic levels of individual stock price volatility characterized the past 12 months. With many stocks experiencing price swings of 50% to 100% or more (in some cases up and down in the space of the year), valuation spreads are extreme in many cases. We have reduced exposure to the stocks and sectors whose valuation opportunity has already been fully exploited, even if the fundamentals remain strong. Insurance, electric utilities, pharmaceuticals and aerospace/defense have all dramatically outperformed the value benchmarks, fully reflecting in our view their positive fundamentals.

Conversely, we have been adding to our credit sensitive bank exposure where we had been correctly underweight last year. Valuations have been driven to extreme lows, and we believe we are close to peak negativity in the commercial credit cycle, with bank balance sheets today being in significantly better shape than during the last downturn. We have also revisited several brokerage stocks after successfully buying and selling them last year, as the valuations have come full circle.

                          ---------------------------
                          Average Annual Total Return
                          ---------------------------
                            One Year        Since
                            Ended           Inception
                            12/31/00        01/01/99
                            12.2%           7.2%
                          ---------------------------
                            Cumulative Total Return
                          ---------------------------
                                Since Inception
                                01/01/99
                                14.8%
                          ---------------------------


GROWTH OF A $10,000 INVESTMENT

[CHART DATA]

                                                       S&P 500
                         Touchstone                    Composite
                         Growth &                      Total Return
                         Income Fund                   (Major Index)

1/99                     10,000                        10,000
3/99                     10,076                        10,500
6/99                     11,176                        11,240
9/99                      9,866                        10,537
12/99                    10,239                        12,105
3/00                     10,172                        12,382
6/00                      9,924                        12,052
9/00                     10,889                        11,935
12/00                    11,484                        11,001

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                              28
                                                 TOUCHSTONE GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.6%
  AEROSPACE & DEFENSE - 2.5%
   11,800  Boeing                           $   778,800
   19,400  Lockheed Martin                      658,630
----------------------------------------------------------
                                              1,437,430
----------------------------------------------------------
  AUTOMOTIVE - 0.8%
    9,400  Paccar                               462,950
----------------------------------------------------------
  BANKING - 14.6%
   23,400  Bank of America                    1,073,475
   16,200  Bank One                             593,325
   18,400  Chase Manhattan                      836,050
   38,133  Citigroup                          1,947,166
   40,100  FleetBoston Financial              1,506,256
   16,900  PNC Bank                           1,234,756
   20,800  Wells Fargo                        1,158,300
----------------------------------------------------------
                                              8,349,328
----------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 4.2%
   13,700  Diageo, ADR                          607,937
   24,200  Kellogg                              635,250
   23,500  Pepsico                            1,164,719
----------------------------------------------------------
                                              2,407,906
----------------------------------------------------------
  CHEMICALS - 3.6%
   17,800  Dow Chemical                         651,925
    9,201  Du Pont (E.I.) De Nemours            444,523
   15,663  Pharmacia                            955,443
----------------------------------------------------------
                                              2,051,891
----------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.2%
   24,500  Cadence Design Systems*              673,750
----------------------------------------------------------
  COMPUTERS & INFORMATION - 1.2%
   22,800  Compaq Computer                      343,140
   10,300  Diebold Inc.                         343,762
----------------------------------------------------------
                                                686,902
----------------------------------------------------------
  COSMETICS & PERSONAL CARE - 3.2%
   12,000  Avon Products                        574,500
   14,300  Clorox                               507,650
    9,300  Procter & Gamble                     729,469
----------------------------------------------------------
                                              1,811,619
----------------------------------------------------------
  ELECTRIC UTILITIES - 4.7%
   30,500  Edison International                 476,562
   18,638  Exelon                             1,308,574
   13,000  FPL Group                            932,750
----------------------------------------------------------
                                              2,717,886
----------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.9%
    3,100  Eaton                                233,081
    3,900  Emerson Electric                     307,369
----------------------------------------------------------
                                                540,450
----------------------------------------------------------
  ELECTRONICS - 1.6%
    7,600  Applied Materials*                   290,225
    3,312  Koninklijke (Royal)
           Philips Electronics (NY Reg.)        120,060
   13,800  Micron Technology*                   489,900
----------------------------------------------------------
                                                900,185
----------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.3%
   25,500  Walt Disney Company (The)            737,906
----------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  FINANCIAL SERVICES - 7.4%
   14,600  Federal National
           Mortgage Association             $ 1,266,550
   14,600  Lehman Brothers Holdings             987,325
   11,700  Merrill Lynch                        797,794
    6,700  Morgan Stanley Dean Witter           530,975
   12,800  Washington Mutual                    679,200
----------------------------------------------------------
                                              4,261,844
----------------------------------------------------------
  FOREST PRODUCTS & PAPER - 1.1%
   15,800  International Paper                  644,837
----------------------------------------------------------
  HEAVY MACHINERY - 3.8%
   15,300  Baker Hughes                         635,906
   13,900  Deere                                636,794
   21,100  Parker Hannifin                      931,037
----------------------------------------------------------
                                              2,203,737
----------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.0%
   21,800  Sherwin-Williams                     573,613
----------------------------------------------------------
  HOUSEHOLD PRODUCTS - 1.2%
   19,200  Rohm & Haas                          697,200
----------------------------------------------------------
  INSURANCE - 7.0%
   23,000  Allstate Corporation (The)         1,001,938
   14,250  American International Group       1,404,516
   15,900  Lincoln National                     752,269
    6,700  Marsh & McLennan Companies           783,900
    1,700  St. Paul Companies (The)              92,331
----------------------------------------------------------
                                              4,034,954
----------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 3.1%
   24,000  Comcast , Special Class A*         1,002,000
   13,300  McGraw-Hill Companies (The)          779,713
----------------------------------------------------------
                                              1,781,713
----------------------------------------------------------
  MEDICAL SUPPLIES - 1.7%
   20,700  Becton Dickinson & Company           716,738
    7,300  Teradyne*                            271,925
----------------------------------------------------------
                                                988,663
----------------------------------------------------------
  METALS - 2.3%
   26,900  Alcoa                                901,150
   11,200  Nucor                                444,500
----------------------------------------------------------
                                              1,345,650
----------------------------------------------------------
  OIL & GAS - 9.7%
   12,700  Burlington Resources                 641,350
   18,300  Diamond Offshore Driling             732,000
   24,421  Exxon Mobil                        2,123,101
   19,700  Royal Dutch Petroleum              1,193,081
    8,044  Total Fina S.A., ADR                 584,698
    7,200  Williams Companies (The)             287,550
----------------------------------------------------------
                                              5,561,780
----------------------------------------------------------
  PHARMACEUTICALS - 6.3%
   17,900  Abbott Laboratories                  867,031
   20,100  American Home Products             1,277,355
   14,100  Bristol-Myers Squibb               1,042,519
    4,400  Eli Lilly & Company                  409,475
----------------------------------------------------------
                                              3,596,380
----------------------------------------------------------
  RETAILERS - 1.9%
   33,300  Target                             1,073,925
----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              29
                                                 TOUCHSTONE GROWTH & INCOME FUND

--------------------------------------------------------------------------------

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  TELEPHONE SYSTEMS - 7.1%
   14,200  AT&T                             $   245,838
   22,800  Bellsouth                            933,375
   28,602  SBC Communications                 1,365,746
   13,000  Sprint                               264,063
   25,394  Verizon Communications             1,272,874
----------------------------------------------------------
                                              4,081,896
----------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 1.0%
   17,000  Jones Apparel Group*                 547,188
----------------------------------------------------------
  TRANSPORTATION - 3.2%
   26,300  Canadian National Railway            780,781
   11,500  CSX                                  298,281
    9,400  General Dynamics                     733,200
----------------------------------------------------------
                                              1,812,262
----------------------------------------------------------
TOTAL COMMON STOCKS
(COST $50,033,312)                          $55,983,845
----------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

CONVERTIBLE PREFERRED STOCKS - 0.9%
  MEDIA - BROADCASTING & PUBLISHING - 0.9%
   13,700  MediaOne Group,
           Convertible Preferred            $   488,062
----------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $683,510)                             $   488,062
----------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 98.5%
(COST $50,716,822) (A)                      $56,471,907
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.5%                       863,114
----------------------------------------------------------
NET ASSETS - 100.0%                         $57,335,021
----------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $51,003,845, resulting in gross unrealized appreciation and depreciation of $7,988,216 and $2,520,154, respectively, and net unrealized appreciation of $5,468,062.
ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.

                                                                              30
                                                     TOUCHSTONE ENHANCED 30 FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE ENHANCED 30 FUND
The year 2000 will not be fondly remembered by equity investors, but the investment performance of the Touchstone Enhanced 30 Fund compared favorably to the market. For the year, the Fund returned -3.0%, while the Dow Jones Industrial Average returned -4.82%. The Fund has also outperformed the Dow since inception (May 1, 1999), returning 1.7% over that period versus 1.6% for the Index.

The Touchstone Enhanced 30 Fund is designed to track and/or change with its benchmark, the Dow Jones Industrial Average. This Fund is always invested in 30 large names, of which 20 must be in the Dow. That gives the opportunity to enhance the Fund by replacing slower growing companies with more rapid movers.

The Touchstone Enhanced 30 Fund currently has eight substitutions for more mature Dow names, which offer expectancy of faster earnings growth than the stocks replaced, without impairing portfolio quality. These substitutions include Cisco Systems, Bank of America, Pfizer, Abbott Laboratories, El Paso Energy, Kimberly-Clark, Computer Sciences, and Sprint. The stocks replaced include Alcoa, AT&T, Eastman Kodak, General Motors, International Paper, Philip Morris, Procter & Gamble, and Caterpillar.


                          ---------------------------
                          Average Annual Total Return
                          ---------------------------
                            One Year        Since
                            Ended           Inception
                            12/31/00        05/01/99
                            (3.0%)          1.7%
                          ---------------------------
                            Cumulative Total Return
                          ---------------------------
                                Since Inception
                                05/01/99
                                2.9%
                          ---------------------------


GROWTH OF A $10,000 INVESTMENT

[CHART DATA]

                                                  Dow Jones
                    Touchstone                    Industrial
                    Enhanced                      Average
                    30 Fund                       (Major Index)

5/99                10,000                        10,000
6/99                10,160                        10,169
9/99                 9,600                         9,581
12/99               10,599                        10,656
3/00                10,569                        10,124
6/00                10,308                         9,685
9/00                10,358                         9,873
12/00               10,286                         9,999


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                              31
                                                     TOUCHSTONE ENHANCED 30 FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.1%
  AEROSPACE & DEFENSE - 9.9%
   10,900  Boeing                           $   719,400
   11,400  Honeywell International              539,362
----------------------------------------------------------
                                              1,258,762
----------------------------------------------------------
  BANKING - 6.4%
    8,100  Bank of America                      371,587
    8,666  Citigroup                            442,508
----------------------------------------------------------
                                                814,095
----------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 6.1%
    6,900  Coca-Cola                            420,469
   10,600  McDonald's                           360,400
----------------------------------------------------------
                                                780,869
----------------------------------------------------------
  BUILDING MATERIALS - 3.1%
    8,600  Home Depot                           392,912
----------------------------------------------------------
  CHEMICALS - 3.5%
    9,200  Du Pont (E.I.) De Nemours            444,475
----------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.6%
    3,300  Computer Sciences*                   198,412
    5,900  Microsoft*                           255,912
----------------------------------------------------------
                                                454,324
----------------------------------------------------------
  COMPUTERS & INFORMATION - 6.6%
    6,900  Cisco Systems*                       263,925
    7,400  Hewlett-Packard                      233,563
    4,000  International Business Machines      340,000
----------------------------------------------------------
                                                837,488
----------------------------------------------------------
  ELECTRONICS - 1.7%
    7,000  Intel                                214,375
----------------------------------------------------------
  ENTERTAINMENT & LEISURE - 2.3%
   10,000  Walt Disney Company (The)            289,375
----------------------------------------------------------
  FINANCIAL SERVICES - 7.9%
    7,830  American Express                     430,161
    3,470  J.P. Morgan                          574,285
----------------------------------------------------------
                                              1,004,446
----------------------------------------------------------
  HEAVY MACHINERY - 4.4%
    7,200  United Technologies                  566,100
----------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.9%
    7,600  General Electric                 $   364,325
----------------------------------------------------------
  HOUSEHOLD PRODUCTS - 3.7%
    6,600  Kimberly-Clark                       466,554
----------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 4.4%
    4,600  Minnesota Mining
           & Manufacturing (3M)                 554,300
----------------------------------------------------------
  MEDICAL SUPPLIES - 3.9%
    4,700  Johnson & Johnson                    493,794
----------------------------------------------------------
  OIL & GAS - 7.8%
    8,200  El Paso Energy Corp                  587,325
    4,648  Exxon Mobil                          404,086
----------------------------------------------------------
                                                991,411
----------------------------------------------------------
  PHARMACEUTICALS - 11.3%
   10,500  Abbott Laboratories                  508,594
    5,400  Merck                                505,575
    9,200  Pfizer                               423,200
----------------------------------------------------------
                                              1,437,369
----------------------------------------------------------
  RETAILERS - 3.1%
    7,400  Wal-Mart Stores                      393,125
----------------------------------------------------------
  TELEPHONE SYSTEMS - 4.5%
    9,000  SBC Communications                   429,750
    6,900  Sprint                               140,156
----------------------------------------------------------
                                                569,906
----------------------------------------------------------
TOTAL COMMON STOCKS
(COST $11,719,265)                          $12,328,005
----------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 97.1%
(COST $11,719,265) (A)                      $12,328,005
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.9%                       373,123
----------------------------------------------------------
NET ASSETS - 100.0%                         $12,701,128
----------------------------------------------------------

Notes to the Schedule of Investments:
 *   Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $11,719,265, resulting in gross unrealized appreciation and depreciation of $1,772,912 and $1,164,172, respectively, and net unrealized appreciation of $608,740.

The accompanying notes are an integral part of the financial statements.

                                                                              32
                                                        TOUCHSTONE BALANCED FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)
--------------------------------------------------------------------------------

TOUCHSTONE BALANCED FUND
The Fund, which invests in value stocks and fixed income securities with an objective of growth of capital and income, performed well in 2000. The year was marked by significant volatility in the equity markets. Nevertheless, the roar of the bears, intensified by escalating worries over missed earnings and economic deceleration, could not drown out the cheers of value investors whose patience was further validated in the final months of the year. The fixed income market also experienced a prosperous year, as bond prices rose throughout the year in response to a slowing economy and sputtering stock market.

The resurgence of value stocks that began in March, when the tech-heavy NASDAQ Index peaked at just over 5000, continued through year-end. During this time, value's focus on company fundamentals and market valuations gradually regained favor among investors. As a result, value outshined both growth and the broad market for the year. Beginning in the spring, most new-economy stocks operated in bear-market conditions, with NASDAQ prices falling 50% from their highs and nearly 40% for the full year - the worst ever for the index. This represents a dramatic about-face following the NASDAQ's spectacular record gain of 85% for 1999.

Among the Fund's equity holdings, insurers XL Capital, Everest Re Group and John Hancock Financial Services were among the leading contributors to performance, along with mortgage lender Countrywide Credit. All benefited from expectations of lower interest rates. Outside the financial sector, old-economy holdings Parker Hannifin and Crane Co. rebounded strongly thanks to improved demand prospects in aerospace, a major component of each company's business.

The five largest equity holdings at December 31, 2000 were Freddie Mac, a mortgage company, representing 2.3% of the Fund's net assets; CVS, a national drug store chain, 2.1% of net assets; Wells Fargo, a national lending institution, 1.7% of net assets; FleetBoston Financial, a dominant banking force in the Northeast, 1.5% of net assets; and Minnesota Mining and Manufacturing
(3M), 1.5% of net assets.

During this period of exceptional volatility, we remain steadfast in our belief that the best companies to own are those that exhibit high cash-flow generation, solid fundamentals and a management team whose actions demonstrate dedication to the creation of shareholder value. Over the long term, such stocks will outperform. In the present environment of newly devised valuation metrics, far-off projections and unproven business models, our view continues to be that cash is still king.

Inflation, though higher than in 1999, was moderate despite the continued high cost of oil and natural gas. Furthermore, the precipitous drop in the rate of economic growth gave hope to bond investors that the next intervention by the Federal Reserve would be an easing of short-term rates. Such a cut would represent a policy reversal, however, since the Fed had been raising rates aggressively through June 2000 as a means of slowing the economy and staving off inflation. Two business days into the new year the Fed lowered short-term rates by half a percent. The unusual inter-meeting move - just the third since 1992 - underscores the central bank's concern about future economic problems. This in turn opens the door to further reductions in 2001, which would give short and intermediate bonds a performance advantage. If rate

                                                                              33
                                                        TOUCHSTONE BALANCED FUND

--------------------------------------------------------------------------------

moves succeed in boosting the economy and aiding corporate earnings, the corporate bond market would likely also benefit and the yield spreads to Treasuries would narrow.

Overall, we believe that an active Fed could spur further gains for the bond market and position our portfolios well for continued strong performance in 2001.

In addition to its holdings of commons stocks, which represented 53% of the Fund's net assets at year end, 44% of net assets were invested in fixed income securities. The balance was invested in cash and cash equivalents. Our fixed income holdings include a diverse group of high-quality corporate bonds, U.S. Government and agency securities, foreign government debt and tax-exempt municipal bonds.


                   -----------------------------------------
                          Average Annual Total Return
                   -----------------------------------------
                   One Year        Five Years      Since
                   Ended           Ended           Inception
                   12/31/00        12/31/00        11/21/94
                   12.7%           12.5%           14.5%
                   -----------------------------------------
                            Cumulative Total Return
                   -----------------------------------------
                                Since Inception
                                11/21/94
                                128.6%
                   -----------------------------------------


GROWTH OF A $10,000 INVESTMENT

[CHART DATA]

                                           S&P 500                     Lehman                        Blend:  60%
              Touchstone                   Composite                   Brothers                      S&P 500 - 40%
              Balanced                     Total Return                Aggregate Bond                Lehman Brothers
              Fund                         (Major Index)               (Major Index 2)               Aggregate (Minor Index)
              10,000                       10,000                      10,000                        10,000
12/94         10,170                       10,148                      10,069                        10,117
              10,780                       11,136                      10,577                        10,910
              11,842                       12,200                      11,221                        11,800
              12,576                       13,169                      11,442                        12,454
12/95         12,668                       13,962                      11,929                        13,118
              13,109                       14,711                      11,718                        13,442
              13,276                       15,371                      11,784                        13,834
              13,737                       15,846                      12,002                        14,200
12/96         14,793                       17,167                      12,362                        15,082
              14,701                       17,628                      12,293                        15,297
              16,183                       20,705                      12,745                        17,103
              17,206                       22,256                      13,168                        18,109
12/97         17,546                       22,895                      13,556                        18,644
              18,750                       26,089                      13,767                        20,305
              18,851                       26,950                      14,088                        20,901
              17,127                       24,269                      14,684                        20,031
12/98         18,500                       29,437                      14,733                        22,556
              18,646                       30,908                      14,658                        23,185
              19,799                       33,087                      14,529                        24,080
              18,924                       31,019                      14,629                        23,236
12/99         20,279                       35,635                      14,611                        25,263
              20,602                       36,452                      14,933                        25,864
              20,882                       35,483                      15,192                        25,628
              21,602                       35,140                      15,651                        25,804
12/00         22,857                       32,390                      16,310                        25,012

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                              34
                                                        TOUCHSTONE BALANCED FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2000
--------------------------------------------------------------------------------

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 53.2%
  ADVERTISING - 3.0%
   11,400  Lamar Advertising*               $   439,969
    2,800  Omnicom Group                        232,050
    5,427  WPP Group                            340,883
--------------------------------------------------------------
                                              1,012,902
--------------------------------------------------------------
  AEROSPACE & DEFENSE - 0.6%
    3,000  Boeing                               198,000
--------------------------------------------------------------
  APPAREL RETAILERS - 0.5%
    6,500  GAP Stores (The)                     165,750
--------------------------------------------------------------
  BANKING - 5.0%
    6,666  Citigroup                            340,383
   13,448  FleetBoston Financial                505,140
    5,500  Household International              302,500
    9,800  Wells Fargo                          545,737
--------------------------------------------------------------
                                              1,693,760
--------------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.4%
   13,900  McDonald's                           472,600
--------------------------------------------------------------
  CHEMICALS - 1.2%
    3,500  Avery-Dennison                       192,062
    5,000  Cambrex                              226,250
--------------------------------------------------------------
                                                418,312
--------------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 0.3%
    2,500  Microsoft*                           108,437
--------------------------------------------------------------
  COMPUTERS & INFORMATION - 0.4%
    5,000  Jabil Circuit*                       126,875
--------------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.6%
    5,500  Gillette                             198,687
--------------------------------------------------------------
  ELECTRIC UTILITIES - 0.5%
    2,500  Exelon                               175,525
--------------------------------------------------------------
  ELECTRONICS - 2.3%
    6,500  APW*                                 219,375
   13,500  Arrow Electronics*                   386,437
   15,500  General Semiconductor*                96,875
    9,800  Viasystems Group*                     81,462
--------------------------------------------------------------
                                                784,149
--------------------------------------------------------------
  ENTERTAINMENT & LEISURE - 0.9%
   20,000  Mattel                               288,800
--------------------------------------------------------------
  FINANCIAL SERVICES - 4.1%
    3,300  American General                     268,950
    6,800  Countrywide Credit                   341,700
   11,100  Federal Home Loan
           Mortgage Corporation                 764,513
--------------------------------------------------------------
                                              1,375,163
--------------------------------------------------------------
  FOOD RETAILERS - 1.4%
   18,000  Kroger Company (The)*                487,125
--------------------------------------------------------------
  HEAVY MACHINERY - 3.1%
    7,000  Caterpillar                          331,188
    6,000  Dover                                243,375
   10,700  Parker Hannifin                      472,138
--------------------------------------------------------------
                                              1,046,701
--------------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.7%
    9,200  Sherwin-Williams                     242,075
--------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  INDUSTRIAL - DIVERSIFIED - 4.5%
   17,500  Apogent Technologies*            $   358,750
    5,500  Carlisle Companies                   236,156
    4,100  Minnesota Mining
           & Manufacturing (3M)                 494,050
   13,500  Roper Industries                     446,344
--------------------------------------------------------------
                                              1,535,300
--------------------------------------------------------------
  INSURANCE - 4.1%
    4,200  AFLAC                                303,188
    5,300  Everest Re Group                     379,613
   11,500  John Hancock Financial Services      432,688
    2,900  XL Capital, Class A                  253,388
--------------------------------------------------------------
                                              1,368,877
--------------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 2.2%
    9,267  Clear Channel Communications*        448,870
    9,900  Emmis Communications, Class A*       284,006
--------------------------------------------------------------
                                                732,876
--------------------------------------------------------------
  MEDICAL SUPPLIES - 0.7%
   13,166  Sybron Dental Specialties*           222,176
--------------------------------------------------------------
  METALS - 2.0%
    6,400  Alcoa                                214,400
   15,600  Crane                                443,625
--------------------------------------------------------------
                                                658,025
--------------------------------------------------------------
  OIL & GAS - 3.4%
    5,300  Anadarko Petroleum                   376,724
    2,600  Chevron                              219,538
    5,500  Texaco                               341,688
    8,000  Vectren                              205,000
--------------------------------------------------------------
                                              1,142,950
--------------------------------------------------------------
  PHARMACEUTICALS - 1.5%
    3,800  American Home Products               241,490
    3,500  Teva Pharmaceutical
           Industries, ADR                      256,375
--------------------------------------------------------------
                                                497,865
--------------------------------------------------------------
  REAL ESTATE - 1.2%
   18,000  Prologis Trust, REIT                 400,500
--------------------------------------------------------------
  RETAILERS - 2.0%
   11,500  CVS                                  689,281
--------------------------------------------------------------
  TELEPHONE SYSTEMS - 2.8%
    5,000  SBC Communications                   238,750
    9,000  Verizon Communications               451,125
   19,000  Worldcom Inc.*                       266,000
--------------------------------------------------------------
                                                955,875
--------------------------------------------------------------
  TRANSPORTATION - 2.8%
    7,000  Burlington Northern Santa Fe         198,188
    9,500  Canadian Pacific                     271,344
    6,500  CNF Transportation                   219,781
    6,303  Sabre Group Holdings                 271,817
--------------------------------------------------------------
                                                961,130
--------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $15,881,814)                          $17,959,716
--------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              35
                                                        TOUCHSTONE BALANCED FUND


  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

ASSET-BACKED SECURITIES - 2.2%
  ELECTRIC UTILITIES - 2.2%
$ 750,000  PECO Energy
           Transition Trust,
           Series 1999-A,
           Class A2          5.63% 03/01/05 $   739,695
--------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $749,622)                             $   739,695
--------------------------------------------------------------
CORPORATE BONDS - 19.2%
  BANKING - 4.8%
$ 600,000  Associates
           Corporation of
           North America     5.75% 11/01/03 $   591,894
  250,000  BB&T              7.25% 06/15/07     253,091
  250,000  Chase
           Manhattan         7.25% 06/01/07     254,166
  500,000  Household
           Finance          7.875% 03/01/07     520,436
      691  Nykredit          6.00% 10/01/26          84
--------------------------------------------------------------
                                              1,619,671
--------------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.5%
  160,000  Coca-Cola
           Femsa             8.95% 11/01/06     162,000
--------------------------------------------------------------
  CHEMICALS - 0.3%
  100,000  Belo             6.875% 06/01/02      98,800
--------------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.1%
  400,000  Computer
           Associates
           International    6.375% 04/15/05     369,796
--------------------------------------------------------------
  ELECTRIC UTILITIES - 3.9%
  215,000  Financiera
           Energy           9.375% 06/15/06     176,013
  600,000  Tennessee Valley
           Authority         5.00% 12/18/03     587,213
  550,000  Wisconsin
           Electric Power   6.625% 12/01/02     555,318
--------------------------------------------------------------
                                              1,318,544
--------------------------------------------------------------
  FINANCIAL SERVICES - 4.1%
   20,000  Access Financial  7.10% 05/15/21      20,256
  250,000  Ford Motor
           Credit            5.75% 01/25/01     249,886
  500,000  GMAC             7.125% 05/01/01     501,561
  575,000  Morgan Stanley
           Dean Witter       7.75% 06/15/05     604,209
--------------------------------------------------------------
                                              1,375,912
--------------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.3%
  500,000  CSC Holdings     7.625% 07/15/18     455,727
--------------------------------------------------------------
  METALS - 0.8%
  300,000  AK Steel         9.125% 12/15/06     285,750
--------------------------------------------------------------
  MULTIPLE UTILITIES - 0.9%
  300,000  New Brunswick    7.125% 10/01/02     305,344
--------------------------------------------------------------
  OIL & GAS - 1.5%
  500,000  Pemex Project
           Funding Master
           Trust, 144A      9.125% 10/13/10     497,500
--------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $6,631,768)                            $6,489,044
--------------------------------------------------------------


  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

MUNICIPAL BONDS - 0.2%
  HOUSING - 0.1%
$  40,000  Baltimore
           Community
           Development
           Financing         8.20% 08/15/07 $    44,229
--------------------------------------------------------------
  TRANSPORTATION - 0.1%
   30,000  Oklahoma
           City Airport      9.40% 11/01/10      33,989
--------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $71,209)                              $    78,218
--------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 16.2%
  FINANCIAL SERVICES - 0.5%
$  40,000  General Electric
           Capital Mortgage
           Services, Series
           1993-14,
           Class A-7         6.50% 11/25/23 $    37,182
   44,500  General Electric
           Capital Mortgage
           Services, Series
           1994-10,
           Class A-10        6.50% 03/25/24      44,429
   40,000  Merrill Lynch
           Mortgage Investors,
           Series 1995-C3,
           Class A3         7.089% 12/26/25      41,109
   50,000  Prudential Home
           Mortgage Securities,
           Series 1994-17,
           Class A6          6.25% 04/25/24      43,420
--------------------------------------------------------------
                                                166,140
--------------------------------------------------------------
  U.S. GOVERNMENT & AGENCY OBLIGATIONS - 15.7%
  665,000  Federal National
           Mortgage
           Association       6.00% 05/15/08     667,502
  625,107  Federal National
           Mortgage
           Association       6.00% 01/01/14     616,622
   26,727  Federal National
           Mortgage
           Association       6.15% 10/25/07      26,559
  456,861  Federal National
           Mortgage
           Association      6.247% 06/25/16     456,035
  750,000  Federal National
           Mortgage
           Association       6.50% 04/29/09     738,768
  431,879  Federal National
           Mortgage
           Association       6.50% 12/01/12     417,246
  543,122  Federal National
           Mortgage
           Association       6.50% 07/18/28     542,879
  695,190  Federal National
           Mortgage
           Association       8.00% 01/01/30     711,172


The accompanying notes are an integral part of the financial statements.

                                                                              36
                                                        TOUCHSTONE BALANCED FUND

Schedule of Investments continued


  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

MORTGAGE-BACKED SECURITIES - Continued
  U.S. GOVERNMENT & AGENCY OBLIGATIONS - Continued
$ 523,071  Government
           National
           Mortgage
           Association       4.00% 10/20/25 $   497,896
  623,947  Government
           National
           Mortgage
           Association       7.50% 09/15/30     634,197
---------------------------------------------------------------
                                              5,308,876
---------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $5,507,520)                            $5,475,016
---------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 1.9%
GREAT BRITAIN - 0.6%
GBP  105,000  United
              Kingdom
              Treasury       8.00% 12/07/15 $   211,683
---------------------------------------------------------------
SOUTH AFRICA - 1.3%
ZAR  180,000  Republic of
              South Africa  13.00% 08/31/10     425,936
---------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS
(COST $819,831)                             $637,619
---------------------------------------------------------------


  Principal                InterestMaturity      Value
   Amount                    Rate   Date       (Note 1)

U.S. TREASURY OBLIGATIONS - 3.9%
$ 500,000  U.S. Treasury
           Bond              7.25% 08/15/22 $   602,712
  600,000  U.S. Treasury
           Note              6.75% 08/15/26     693,281
---------------------------------------------------------------
                                              1,295,993
---------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $1,238,906)                           $ 1,295,993
---------------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 96.8%
(COST $30,900,670) (A)                      $32,675,301
CASH AND OTHER ASSETS
NET OF LIABILITIES - 3.2%                     1,087,892
---------------------------------------------------------------
NET ASSETS - 100.0%                         $33,763,193
---------------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $30,935,379, resulting in gross unrealized appreciation and depreciation of $3,428,402 and $1,688,480, respectively, and net unrealized appreciation of $1,739,922.
 144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, this security was valued at $497,500, or 1.47% of net assets.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
GBP - Great British Pound
ZAR - South African Rand

The accompanying notes are an integral part of the financial statements.

                                                                              37
                                                            TOUCHSTONE BOND FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Bond Fund
Year 2000 witnessed something not seen since 1995: a bond market register double-digit returns. While this market could be characterized as a bull market, several sectors and many individual credits were left behind.

It was definitely the year of the Treasury security. Every other sector of the market place underperformed treasuries on a duration-weighted basis except asset-backed bonds. Corporate bonds were the big losers. The following table shows excess return versus Treasury bonds for the main sectors of the Lehman Brothers Aggregate Bond Index.

Treasury Securities: 13.51% Total Return

                                                        EXCESS RETURN
               SECTOR                                  (BASIS POINTS)
-----------------------------------------------------------------------------
               Agency                                        -11
               Mortgage-backed                               -69
               Asset-backed                                  +40
               Corporate                                    -416
               High Yield (junk bonds)                      -1825
                                                       Source: Lehman

Although high yield is not a component of the Lehman Brothers Aggregate Bond Index, the relative return is included to show how the market perceived credit risk in 2000. Owning securities that provide additional yield versus government securities, the traditional foundation of fixed income investing and 63% of the market, was obviously an uphill struggle from a total return perspective. While there were many reasons for the poor performance stated above, the main factors were the weakening economy, an inverted yield curve, decreased liquidity and supply.

We believe 2001 will be a better year for holding non-government bonds. With an easing Federal Reserve and a subsequent return to a normal shaped yield curve, corporate bonds are poised for good relative returns. Nominal yields on Treasury notes are so low from recent historical standards that their total return risk profile is skewed towards poor performance in absolute terms. However, this would definitely change if the economy turns out to be significantly weaker than economic consensus.

From a macro perspective, we will be looking for opportunities throughout 2001 to get defensive from both a yield and volatility perspective. However, we will continue to take tactical advantage of trading opportunities from both a credit and market directional basis. While the absolute returns of 2000 will be hard to match, our goal is to continue to provide solid relative returns versus the Fund's benchmark. For the year 2000, The Touchstone Bond Fund's return was 9.2%, compared to the Lehman Brothers Aggregate Bond Index which was 11.63%.

                                                                              38
                                                            TOUCHSTONE BOND FUND

                   -----------------------------------------
                          Average Annual Total Return
                   -----------------------------------------
                         One Year        Since
                         Ended           Inception
                         12/31/00        01/01/99
                         9.2%            3.8%
                   -----------------------------------------
                            Cumulative Total Return
                   -----------------------------------------
                                Since Inception
                                01/01/99
                                7.8%
                   -----------------------------------------


GROWTH OF A $10,000 INVESTMENT

[CHART DATA]

                                                   Lehman Brothers
                      Touchstone                    Aggregate Bond
                      Bond Fund                     (Major Index)

1/99                  10,000                        10,000
3/99                  9,941                         9,949
6/99                  9,852                         9,861
9/99                  9,911                         9,929
12/99                 9,872                         9,917
3/00                  10,010                        10,136
6/00                  10,178                        10,311
9/00                  10,396                        10,623
12/00                 10,780                        11,070


Past performance is not indicative of future performance.
Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                              39
                                                            TOUCHSTONE BOND FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2000
--------------------------------------------------------------------------------

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

ASSET-BACKED SECURITIES - 4.4%
  ASSET BACKED - FINANCIAL SERVICES - 4.4%
$ 900,000  CNH Equipment
           Trust, Ser. 2000-B,
           Class A4          6.95% 09/15/07 $   925,273
  480,000  MBNA Master
           Credit Card
           Trust, Series
           1999-J, Class A   7.00% 02/15/12     506,166
------------------------------------------------------------
                                              1,431,439
------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $1,381,710)                           $ 1,431,439
------------------------------------------------------------
CORPORATE BONDS - 20.2%
  BANKING - 0.1%
   17,405  Mercantile Safe
           Deposit*        12.125% 01/02/01      17,448
------------------------------------------------------------
  COMMUNICATIONS - 1.5%
  500,000  Harris
           Corporation       6.65% 08/01/06     499,731
------------------------------------------------------------
  ELECTRIC UTILITIES - 3.8%
1,000,000  Consumers
           Energy, Series B  6.50% 06/15/18     962,932
  300,000  Dominion
           Resources,
           Series C          7.60% 07/15/03     307,935
------------------------------------------------------------
                                              1,270,867
------------------------------------------------------------
  FINANCIAL SERVICES - 5.3%
  750,000  Ford Motor
           Credit            5.75% 02/23/04     725,982
  200,000  Ford Motor
           Credit            6.75% 05/15/05     198,743
1,000,000  Safeco Capital   8.072% 07/15/37     812,360
------------------------------------------------------------
                                              1,737,085
------------------------------------------------------------
  FOREST PRODUCTS & PAPER - 3.0%
  950,000  International
           Paper            8.125% 07/08/05     985,735
------------------------------------------------------------
  HOUSING - 1.9%
1,000,000  Champion
           Enterprises      7.625% 05/15/09     625,299
------------------------------------------------------------
  OIL & GAS - 1.5%
  480,000  Florida Gas
           Transmission,
           144A*            7.625% 12/01/10     490,831
------------------------------------------------------------
  TELEPHONE SYSTEMS - 3.1%
1,000,000  WorldCom         8.875% 01/15/06   1,018,542
------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $7,293,228)                           $ 6,645,538
------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 28.8%
$3,758,459 Federal National
           Mortgage
           Association       6.50% 08/01/29 $ 3,705,096
  252,144  Federal National
           Mortgage
           Association       7.00% 11/01/29     252,516



  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

MORTGAGE-BACKED SECURITIES - Continued
$1,762,210 Federal National
           Mortgage
           Association       7.00% 02/01/30 $ 1,764,247
2,924,368  Federal National
           Mortgage
           Association       8.00% 05/01/30   2,991,599
    1,168  Government
           National
           Mortgage
           Association       7.50% 07/15/23       1,187
  781,366  Government
           National
           Mortgage
           Association       8.00% 07/15/30     800,550

TOTAL MORTGAGE-BACKED SECURITIES
(COST $9,183,773)                           $ 9,515,195
------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.2%
$ 650,000  Federal National
           Mortgage
           Association       6.25% 05/15/29 $   653,317
2,890,000  Federal National
           Mortgage
           Association       6.75% 08/15/02   2,940,037
3,250,000  Federal National
           Mortgage
           Association      7.125% 02/15/05   3,413,534
------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $6,826,297)                           $ 7,006,888
------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 21.3%
$1,350,000 U.S. Treasury
           Bond              6.25% 05/15/30 $ 1,507,148
2,285,000  U.S. Treasury
           Note              6.00% 08/15/09   2,411,785
  500,000  U.S. Treasury
           Note             6.125% 08/15/07     526,367
1,550,000  U.S. Treasury
           Note              6.75% 05/15/05   1,649,825
  675,000  U.S. Treasury
           Bond             9.125% 05/15/18     941,493
------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $6,714,187)                           $ 7,036,618
------------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 95.9%
(COST $31,399,195) (A)                      $31,635,678
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.1%                     1,362,143
------------------------------------------------------------
NET ASSETS - 100.0%                         $32,997,821
------------------------------------------------------------

Notes to the Schedule of Investments:

*    Restricted and Board valued security (Note 6).

(a) The aggregate identified cost for federal income tax purposes is $31,399,195, resulting in gross unrealized appreciation and depreciation of $928,704 and $692,221, respectively, and net unrealized appreciation of $236,483.

144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities were valued at $490,831 or 1.49% of net assets.

The accompanying notes are an integral part of the financial statements.

                                                                              40
                                                  TOUCHSTONE STANDBY INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Standby Income Fund
As 2000 began the Fed was raising rates in response to an economy that was as strong as had been seen in years. They would continue to raise Federal Funds through the first half of 2000 culminating at 6.5%, where they would close the year. Corporate issuance was anticipated to be very heavy, as the pent-up supply that Y2K had caused was certain to flood the market. Undoubtedly, 2000 would be a year that bond managers would be happy to put behind them. As is often the case, the market acts to make the highest number of people look the most ridiculous.

In response to a hostile Fed, the Standby Income Fund began 2000 in very high quality bonds and very liquid position. The average duration was below that of the Merrill Lynch 91-day Treasury Index, the average credit quality was AA and we were heavily weighted in floating rate notes. As the Fed continued to raise rates in 2000 these stances benefited the portfolio. Corporate spreads, which were much wider in the first half, would seem destined to do better in the second half. Rates seemed to level off and some downward pressure was anticipated in the second half.

The second half was full of surprises. Most intriguing was the speed that market sentiment changed. Almost overnight people began to be concerned with a slowing economy, and even recession. Rates quickly began to fall. Between June and December the two-year Treasury Note fell 1.26%, while the Fed remained firm at 6.5% for the Federal funds rate. Also remarkable was the further deterioration of the corporate market. At year-end excess returns in this market would be 416 basis points below Treasuries.

We feel that there is now light at the end of the tunnel for corporate bonds. We would anticipate, selectively, adding to the corporate position and watching the duration of the overall portfolio. We feel that Treasuries may be near the end of their run but that spread product may have some performance left in it. Watch for continued sector rotation to take advantage of this spread tightening and shorter average portfolio duration.

                                                                              41
                                                  TOUCHSTONE STANDBY INCOME FUND

                   -----------------------------------------
                          Average Annual Total Return
                   -----------------------------------------
                   One Year        Five Years      Since
                   Ended           Ended           Inception
                   12/31/00        12/31/00        11/21/94
                   5.2%            5.3%            5.4%
                   -----------------------------------------
                            Cumulative Total Return
                   -----------------------------------------
                                Since Inception
                                11/21/94
                                37.7%
                   -----------------------------------------


GROWTH OF A $10,000 INVESTMENT

[CHART DATA]

                                      Merrill Lynch
                    Touchstone        91-Day
                    Standby           Treasury
                    Income Fund       (Major Index)

                    10,000            10,000
12/94               10,057            10,050
                    10,213            10,200
                    10,369            10,354
                    10,482            10,501
12/95               10,651            10,656
                    10,777            10,787
                    10,915            10,926
                    11,057            11,077
12/96               11,203            11,221
                    11,334            11,364
                    11,486            11,519
                    11,657            11,673
12/97               11,809            11,819
                    11,964            11,973
                    12,129            12,127
                    12,310            12,299
12/98               12,483            12,438
                    12,643            12,570
                    12,777            12,717
                    12,921            12,878
12/99               13,089            13,039
                    13,274            13,221
                    13,481            13,421
                    13,713            13,623
12/00               13,769            13,845


Past performance is not indicative of future performance.
Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

                                                                              42
                                                  TOUCHSTONE STANDBY INCOME FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2000
--------------------------------------------------------------------------------

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

ASSET-BACKED SECURITIES - 13.5%
  ASSET-BACKED - AUTOMOTIVE - 10.2%
$ 216,941  Auto Finance
           Group Receivables
           Trust, Series
           1997-A, Class A   6.35% 10/15/02 $   216,996
  328,116  Auto Finance Group
           Receivables Trust,
           Series 1997-B,
           Class A           6.20% 02/15/03     328,122
  650,092  Key Auto Finance
           Trust - Series
           1997-2            6.30% 10/15/03     650,281
  590,746  Mellon Auto
           Grantor Trust,
           Series 1999-1,
           Class B           5.76% 10/17/05     589,771
  544,197  Onyx Acceptance
           Auto Trust,
           Series 1998-1,
           Class A           5.95% 07/15/04     543,908
--------------------------------------------------------------
                                              2,329,078
--------------------------------------------------------------
  ASSET BACKED - FINANCIAL SERVICES - 3.0%
  325,231  Capital Asset
           Research Funding,
           Series 1998-A,
           Class A, 144A*   5.905% 12/15/05     323,402
  349,415  CISDG 97-1 A3
           SDG & E           6.07% 03/25/03     348,744
--------------------------------------------------------------
                                                672,146
--------------------------------------------------------------
  ASSET BACKED - HOME EQUITY - 0.3%
   72,370  UCFC Home Equity
           Loan, Series
           1998-D,
           Class AF1        6.105% 05/15/13      72,183
--------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $3,072,558)                           $ 3,073,407
--------------------------------------------------------------
COMMERCIAL PAPER - 52.1%
  ELECTRIC UTILITIES - 13.6%
$1,000,000 Conectiv,
           Sec. 4(2)         7.60% 01/10/01 $   998,100
1,000,000  Minnesota
           Power             7.70% 01/12/01     997,647
1,100,000  Progress Energy,
           Sec. 4(2)         7.40% 01/12/01   1,097,513
--------------------------------------------------------------
                                              3,093,260
--------------------------------------------------------------
  ELECTRICAL EQUIPMENT - 3.5%
  800,000  General Electric
           Capital           6.58% 01/19/01     797,368
--------------------------------------------------------------
  FINANCIAL SERVICES - 4.1%
  930,000  Countrywide
           Home Loans        6.55% 01/10/01     928,477
--------------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 4.4%
1,000,000  Infinity
           Broadcasting      7.75% 01/12/01     997,632
--------------------------------------------------------------


  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

  OIL & GAS - 12.9%
$1,000,000 Coastal Corp.     8.00% 01/08/01 $   998,444
1,000,000  Consolidated
           Natural Gas       7.50% 01/05/01     999,167
  930,000  No. Illinois Gas  6.40% 02/01/01     924,875
--------------------------------------------------------------
                                              2,922,486
--------------------------------------------------------------
  TELEPHONE SYSTEMS - 8.8%
1,000,000  MCI WorldCom,
           Sec. 4(2)         7.55% 01/31/01     993,708
1,000,000  Sprint            7.85% 01/05/01     999,128
--------------------------------------------------------------
                                              1,992,836
--------------------------------------------------------------
  TRANSPORTATION - 4.8%
1,100,000  Gatx Rail         7.55% 01/17/01   1,096,309
--------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $11,828,368)                          $11,828,368
--------------------------------------------------------------
CORPORATE BONDS - 27.7%
  BEVERAGES, FOOD & TOBACCO - 6.3%
$1,400,000 ConAgra,
           Series B          8.75% 08/30/01 $ 1,419,440
--------------------------------------------------------------
  COMMERCIAL SERVICES - 4.7%
1,150,000  Comdisco          6.85% 08/09/01   1,077,025
--------------------------------------------------------------
  ELECTRIC UTILITIES - 6.2%
1,400,000  SCANA,
           FRN, 144A         6.59% 02/08/02   1,401,075
--------------------------------------------------------------
  FINANCIAL SERVICES - 6.2%
1,400,000  Potomac Capital
           Investment, 144A  7.55% 11/19/01   1,417,088
--------------------------------------------------------------
  TELEPHONE SYSTEMS - 4.3%
1,000,000  MCI
           Communications   6.125% 04/15/02     987,100
--------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $6,351,936)                           $ 6,301,728
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.9%
$1,350,000 Federal Home
           Loan Mortgage
           Corporation,
           Series UB         6.00% 11/15/08 $ 1,345,451
--------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $1,359,281)                           $ 1,345,451
--------------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 99.2%
(COST $22,612,143) (A)                      $22,548,954
CASH AND OTHER ASSETS
NET OF LIABILITIES - 0.8%                       179,398
--------------------------------------------------------------
NET ASSETS - 100.0%                         $22,728,352
--------------------------------------------------------------

Notes to the Schedule of Investments:
  *  Fair valued security.
 (a) The aggregate identified cost for federal income tax purposes is $22,612,143, resulting in gross unrealized appreciation and depreciation of $24,543 and $87,732, respectively, and net unrealized depreciation of $63,189.
 144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities were valued at $3,141,565 or 13.82% of net assets.
FRN - Floating Rate Notes
Sec. 4(2) - Securities offered pursuant to Section 4(2) of the Securities Act of
           1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

The accompanying notes are an integral part of the financial statements.

                                                                              43
                                                TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES
                                                               December 31, 2000
--------------------------------------------------------------------------------


                                                             TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                              SMALL CAP     EMERGING    INTERNATIONAL   INCOME         HIGH
                                                                VALUE        GROWTH        EQUITY     OPPORTUNITY      YIELD
                                                                FUND          FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1)(a)                            $10,188,027  $39,982,749   $31,467,176   $15,803,858  $14,120,055
Cash                                                             740,513    2,712,023     1,348,578     2,573,985    1,273,120
Foreign currency (b)                                                  --           --         4,776            --           --
Receivables for:
   Investments sold                                               79,310           --        85,753            --           --
   Fund shares sold                                                   --        3,057            --            --           --
   Dividends                                                         543       23,513        20,039            --           --
   Foreign tax reclaims                                               --           --        24,694            --           --
   Interest                                                        1,697       16,773         7,377       551,086      368,112
   Unrealized appreciation on foreign
      forward currency contracts (Note 1)                             --           --             1            --           --
Reimbursement receivable
   from Investment Advisor (Note 4)                               11,764           --            --            --        6,667
------------------------------------------------------------------------------------------------------------------------------
         Total assets                                         11,021,854   42,738,115    32,958,394    18,928,929   15,767,954
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                         543,927      501,612        65,158            --           --
   Unrealized depreciation on foreign
         forward currency contracts (Note 1)                          --           --            --            --           --
   Fund shares redeemed                                            1,647           --        23,636         2,508        2,178
Payable to Investment Advisor (Note 3)                                --       81,067        47,646        10,131           --
Other accrued expenses                                            15,615       37,978        35,797        27,632       17,466
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                       561,189      620,657       172,237        40,271       19,644
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (C):                                              $10,460,665  $42,117,458   $32,786,157   $18,888,658  $15,748,310
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                             1,826,698    2,082,622     3,049,576     2,833,746    2,038,469
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                              $      5.73  $     20.22   $     10.75   $      6.67  $      7.73
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                 $13,886,067  $27,907,271   $33,128,453   $17,121,421  $16,009,279
(b)  Cost of foreign currency of:                            $        --  $        --   $     4,676   $        --  $        --
(c)  See the Statements of Changes in Net Assets for components of net assets.

The accompanying notes are an integral part of the financial statements.

                                                                              44
                                                TOUCHSTONE VARIABLE SERIES TRUST

Statements of Assets and Liabilities continued
--------------------------------------------------------------------------------


                                                TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                                                   VALUE      GROWTH &      ENHANCED     TOUCHSTONE   TOUCHSTONE      STANDBY
                                                   PLUS        INCOME          30         BALANCED       BOND         INCOME
                                                   FUND         FUND          FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1)(a)             $  6,479,130   $56,471,907  $12,328,005   $32,675,301   $31,635,678  $22,548,954
Cash                                               322,351     1,135,100      365,650       918,457       926,176        9,615
Foreign currency (b)                                    --            --           --            --            --           --
Receivables for:
   Investments sold                                     --       224,011           --       106,208            --        2,128
   Fund shares sold                                    347            --        1,068            --            --       55,170
   Dividends                                         7,239        54,023        7,559         8,209            --           --
   Foreign tax reclaims                                102           299           --            88            --           --
   Interest                                          1,412         4,840        1,584       186,885       511,174      134,208
   Unrealized appreciation on foreign
      forward currency contracts (Note 1)               --            --           --            --            --           --
Reimbursement receivable
   from Investment Advisor (Note 4)                     --            --       12,780            --            --        6,541
------------------------------------------------------------------------------------------------------------------------------
         Total assets                            6,810,581    57,890,180   12,716,646    33,895,148    33,073,028   22,756,616
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                --       402,112           --            --            --           --
   Unrealized depreciation on foreign
         forward currency contracts (Note 1)            --            --           --        15,330            --           --
   Fund shares redeemed                                 --        21,918           --        43,906        17,126           --
Payable to Investment Advisor (Note 3)               3,961        74,091           --        35,743        23,832           --
Other accrued expenses                              13,776        57,038       15,518        36,976        34,249       28,264
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                          17,737       555,159       15,518       131,955        75,207       28,264
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (C):                                $ 6,792,844   $57,335,021  $12,701,128   $33,763,193   $32,997,821  $22,728,352
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                 639,957     5,090,574    1,247,710     2,371,145     3,218,759    2,294,683
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                $     10.61   $     11.26  $     10.18   $     14.24   $     10.25  $      9.90
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                   $ 6,221,464   $50,716,822  $11,719,265   $30,900,670   $31,399,195  $22,612,143
(b)  Cost of foreign currency of:              $        --   $        --  $        --   $        --   $        --  $        --
(c)  See the Statements of Changes in Net Assets for components of net assets.


The accompanying notes are an integral part of the financial statements.

                                                                              45
                                                TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF OPERATIONS
                                            For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                             TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                              SMALL CAP     EMERGING    INTERNATIONAL   INCOME         HIGH
                                                                VALUE        GROWTH        EQUITY     OPPORTUNITY      YIELD
                                                                FUND          FUND          FUND         FUND          FUND
INVESTMENT INCOME (NOTE 1):
   Interest                                                     $ 15,618  $   143,564   $    28,887    $2,498,338   $1,627,141
   Dividends (a)                                                  22,106      205,155       425,271            --           --
------------------------------------------------------------------------------------------------------------------------------
         Total investment income                                  37,724      348,719       454,158     2,498,338    1,627,141
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                             102,559      317,955       349,024       142,278       91,933
   Custody, administration and fund accounting fees               95,460       90,002       197,435        86,443       89,043
   Sponsor fees (Note 3)                                          25,640       79,484        73,479        43,777       30,644
   Professional fees                                               6,840       13,625        12,230         9,388        8,613
   Printing fees                                                   2,458       15,376        12,768        14,268        4,355
   Trustee fees (Note 3)                                             754        2,597         2,001           961          861
   Miscellaneous                                                   3,126        4,070         3,326           332        4,773
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                             236,837      523,109       650,263       297,447      230,222
      Waiver of Sponsor fee (Note 4)                             (25,640)     (79,484)      (73,479)      (43,777)     (30,644)
      Reimbursement from Investment Advisor (Note 4)             (82,998)          --      (115,914)      (67,615)     (77,000)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                               128,199      443,625       460,870       186,055      122,578
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (90,475)     (94,906)       (6,712)    2,312,283    1,504,563
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
   Investments                                                 2,948,471    7,413,168     3,669,866    (1,690,046)  (1,560,217)
   Foreign currency                                                   --           --      (136,281)           --           --
------------------------------------------------------------------------------------------------------------------------------
                                                               2,948,471    7,413,168     3,533,585    (1,690,046)  (1,560,217)
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
     (depreciation) on:
   Investments                                                (5,501,156)   2,970,962   (11,213,841)     (807,475)     (41,690)
   Foreign currency                                                   --           --         2,746            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                              (5,501,156)   2,970,962   (11,211,095)     (807,475)     (41,690)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):                      (2,552,685)  10,384,130    (7,677,510)   (2,497,521)  (1,601,907)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                 $(2,643,160) $10,289,224   $(7,684,222)   $ (185,238)   $ (97,344)
------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                      $        --  $        --   $    59,079    $       --    $      --


The accompanying notes are an integral part of the financial statements.

                                                                              46
                                                TOUCHSTONE VARIABLE SERIES TRUST

Statements of Operations continued
--------------------------------------------------------------------------------

                                                TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                                                   VALUE      GROWTH &      ENHANCED     TOUCHSTONE   TOUCHSTONE      STANDBY
                                                   PLUS        INCOME          30         BALANCED       BOND         INCOME
                                                   FUND         FUND          FUND          FUND         FUND          FUND
INVESTMENT INCOME (NOTE 1):
   Interest                                       $ 12,563      $ 44,567    $  15,018    $1,110,138    $2,306,585   $1,777,330
   Dividends (a)                                    97,667     1,165,999      150,817       268,382        49,754           --
------------------------------------------------------------------------------------------------------------------------------
         Total investment income                   110,230     1,210,566      165,835     1,378,520     2,356,339    1,777,330
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                50,525       450,219       80,920       268,744       182,029       65,146
   Custody, administration
      and fund accounting fees                      75,880        99,594       88,823        85,159        77,106       82,846
   Sponsor fees (Note 3)                            13,473       112,555       24,899        67,186        66,192       52,117
   Professional fees                                 3,821        14,855        6,860        11,188        10,903        9,688
   Printing fees                                       515        44,451        2,742        23,314        21,639       14,808
   Trustee fees (Note 3)                               401         3,284          754         2,197         2,231        2,107
   Miscellaneous                                       807         1,276        3,251           447           544          860
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                               145,422       726,234      208,249       458,235       360,644      227,572
      Waiver of Sponsor fee (Note 4)               (13,473)     (112,555)     (24,899)      (67,186)      (66,192)     (52,117)
      Reimbursement
          from Investment Advisor (Note 4)         (54,478)     (135,322)     (89,981)      (88,713)      (46,231)     (45,163)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                  77,471       478,357       93,369       302,336       248,221      130,292
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        32,759       732,209       72,466     1,076,184     2,108,118    1,647,038
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
   Investments                                     201,247     1,387,219       22,638       700,879    (1,184,901)    (115,423)
   Foreign currency                                     --            --           --        60,997            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                   201,247     1,387,219       22,638       761,876    (1,184,901)    (115,423)
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
     (depreciation) on:
   Investments                                     (79,916)    3,964,034     (469,761)    2,112,483     1,967,190       66,988
   Foreign currency                                     --            --           --       (19,494)           --           --
------------------------------------------------------------------------------------------------------------------------------
                                                   (79,916)    3,964,034     (469,761)    2,092,989     1,967,190       66,988
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):           121,331     5,351,253     (447,123)    2,854,865       782,289      (48,435)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS:                 $ 154,090   $ 6,083,462   $ (374,657)   $3,931,049    $2,890,407   $1,598,603
------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:          $   1,012   $     6,124   $       --    $    1,443    $       --   $       --

The accompanying notes are an integral part of the financial statements.

                                                                              47
                                                TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       TOUCHSTONE               TOUCHSTONE               TOUCHSTONE
                                                        SMALL CAP             EMERGING GROWTH       INTERNATIONAL EQUITY
                                                       VALUE FUND                  FUND                     FUND
                                               ---------------------------------------------------------------------------------
                                                 FOR THE       FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                   YEAR        PERIOD        YEAR         YEAR         YEAR        YEAR
                                                   ENDED      ENDED (A)      ENDED        ENDED        ENDED       ENDED
                                               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                   2000         1999         2000         1999         2000        1999
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)              $     (90,475)  $  (33,386) $  (94,906) $  (105,346)   $  (6,712)$   127,488
   Net realized gain (loss)                      2,948,471       50,549   7,413,168    6,087,461    3,533,585   6,299,287
   Net change in unrealized
      appreciation (depreciation)               (5,501,156)   1,803,116   2,970,962    6,580,932  (11,211,095)  4,752,127
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
      resulting from operations                 (2,643,160)   1,820,279  10,289,224   12,563,047   (7,684,222) 11,178,902
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                --           --          --           --     (285,197)   (150,630)
   Realized capital gains                       (4,013,966)          --  (7,888,442)  (5,252,284)  (7,623,012) (3,011,529)
------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions            (4,013,966)          --  (7,888,442)  (5,252,284)  (7,908,209) (3,162,159)
------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Capital contribution (Note 7)                        --           --          --           --           --          --
   Proceeds from shares sold                     1,203,678   10,268,930   2,237,504    3,035,224    3,118,331   2,925,528
   Reinvestment of dividends                     4,013,966           --   7,888,534    5,252,284    7,908,209   3,162,159
   Cost of shares redeemed                        (169,782)     (19,280) (7,288,823)  (9,982,713)  (3,311,329) (7,254,079)
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                    5,047,862   10,249,650   2,837,215   (1,695,205)   7,715,211  (1,166,392)
------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets      (1,609,264)  12,069,929   5,237,997    5,615,558   (7,877,220)  6,850,351
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                          12,069,929           --  36,879,461   31,263,903   40,663,377  33,813,026
------------------------------------------------------------------------------------------------------------------------------
   End of period                               $10,460,665  $12,069,929 $42,117,458  $36,879,461  $32,786,157 $40,663,377
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                             $15,297,512  $10,249,650 $29,726,394  $26,889,174  $35,789,250 $28,074,667
   Undistributed (distributions in excess of)
      net investment income                             --           --         947           --      (18,219)     32,278
   Accumulated net realized
      gain (loss) on investments                (1,138,807)      17,163     314,639      885,771   (1,323,087)  3,007,124
   Net unrealized appreciation
      (depreciation) on investments             (3,698,040)   1,803,116  12,075,478    9,104,516   (1,661,787)  9,549,308
------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable
      to shares outstanding                    $10,460,665  $12,069,929 $42,117,458  $36,879,461  $32,786,157 $40,663,377
------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Share contribution (Note 7)                          --           --          --           --           --          --
   Shares sold                                      97,735    1,025,510      98,502      187,027      197,423     206,084
   Reinvestment of dividends                       720,640           --     393,046      280,421      744,652     184,168
------------------------------------------------------------------------------------------------------------------------------
                                                   818,375    1,025,510     491,548      467,448      942,075     390,252
   Shares redeemed                                 (15,301)      (1,886)   (327,057)    (588,054)    (210,312)   (494,330)
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                         803,074    1,023,624     164,491     (120,606)     731,763    (104,078)
   Beginning of period                           1,023,624           --   1,918,131    2,038,737    2,317,813   2,421,891
------------------------------------------------------------------------------------------------------------------------------
   End of period                                 1,826,698    1,023,624   2,082,622    1,918,131    3,049,576   2,317,813
------------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 1999.


The accompanying notes are an integral part of the financial statements.

                                                                48 + 49 [SPREAD]
                                                TOUCHSTONE VARIABLE SERIES TRUST

Statements of Changes in Net Assets continued
--------------------------------------------------------------------------------

                                                          Touchstone
                                                            Income                     Touchstone                  Touchstone
                                                          Opportunity                  High Yield                  Value Plus
                                                             Fund                         Fund                        Fund
                                                    ------------------------      -----------------------     ----------------------
                                                    For the        For the        For the       For the       For the      For the
                                                    Year           Year           Year          Period        Year         Year
                                                    Ended          Ended          Ended         Ended (a)     Ended        Ended
                                                    December 31,   December 31,   December 31,  December 31,  December 31, December
                                                    2000           1999           2000          1999          2000         31, 1999
Increase (decrease) in net assets:
Operations:
      Net investment income (loss)                  $ 2,312,283    $ 3,382,939    $ 1,504,563   $  932,251   $   32,759   $   18,651
      Net realized gain (loss)                       (1,690,046)    (6,795,726)    (1,560,217)    (357,539)     201,247      835,544
      Net change in unrealized
          appreciation (depreciation)                  (807,475)     4,138,625        (41,690)  (1,847,534)     (79,916)      81,625
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
          resulting from operations                    (185,238)       725,838        (97,344)  (1,272,822)     154,090      935,820
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
      Net investment income                          (2,348,176)    (3,721,950)    (1,512,040)    (936,630)     (32,417)    (18,567)
      Realized capital gains                                 --             --             --           --     (499,389)   (278,688)
------------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions              (2,348,176)    (3,721,950)    (1,512,040)    (936,630)    (531,806)   (297,255)
------------------------------------------------------------------------------------------------------------------------------------
Share Transactions:
      Capital contribution (Note 7)                          --             --             --           --           --           --
      Proceeds from shares sold                         960,001      3,201,943      1,438,560   16,270,006    1,750,713    7,276,057
      Reinvestment of dividends                       2,348,177      3,721,950      1,512,040      936,630      531,806      297,255
      Cost of shares redeemed                        (7,373,665)   (12,934,235)      (508,838)     (81,252)  (2,282,752) (4,208,758)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
          from share transactions                    (4,065,487)    (6,010,342)     2,441,762   17,125,384         (233)   3,364,554
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets        (6,598,901)    (9,006,454)       832,378   14,915,932     (377,949)   4,003,119
------------------------------------------------------------------------------------------------------------------------------------
Net assets
      Beginning of period                            25,487,559     34,494,013     14,915,932           --    7,170,793    3,167,674
------------------------------------------------------------------------------------------------------------------------------------
      End of period                                 $18,888,658    $25,487,559    $15,748,310  $14,915,932  $ 6,792,844  $ 7,170,793
------------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
      Paid-in capital                               $33,535,570    $37,601,057    $19,560,194  $17,121,005  $ 6,515,905  $ 6,516,138
      Undistributed (distributions in excess of)
          net investment income                          11,957       (290,740)        (4,904)          --          445          103
      Accumulated net realized
          gain (loss) on investments                (13,341,070)   (11,312,434)    (1,917,756)    (357,539)      18,828      316,970
      Net unrealized appreciation
          (depreciation) on investments              (1,317,799)      (510,324)    (1,889,224)  (1,847,534)     257,666      337,582
------------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable
          to shares outstanding                     $18,888,658    $25,487,559    $15,748,310  $14,915,932  $ 6,792,844  $ 7,170,793
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding (Note 1):
      Share contribution (Note 7)                            --             --             --           --           --           --
      Shares sold                                       125,805        371,494        170,561    1,632,166      158,679      686,215
      Reinvestment of dividends                         352,579        477,283        195,860      108,784       50,360       26,780
------------------------------------------------------------------------------------------------------------------------------------
                                                        478,384        848,777        366,421    1,740,950      209,039      712,995
      Shares redeemed                                  (956,039)    (1,508,551)       (60,186)      (8,716)    (208,322)   (385,059)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                          (477,655)      (659,774)       306,235    1,732,234          717      327,936
      Beginning of period                             3,311,401      3,971,175      1,732,234           --      639,240      311,304
------------------------------------------------------------------------------------------------------------------------------------
      End of period                                   2,833,746      3,311,401      2,038,469    1,732,234      639,957      639,240
------------------------------------------------------------------------------------------------------------------------------------


                                                            Touchstone                    Touchstone
                                                            Growth &                       Enhanced
                                                            Income Fund                    30 Fund
                                                  -----------------------------   ---------------------------
                                                   For the         For the        For the      For the
                                                   Year            Year           Year         Period
                                                   Ended           Ended (b)      Ended        Ended (a)
                                                   December 31,    December 31,   December 31  December 31,
                                                   2000            1999           2000         1999
Increase (decrease) in net assets:
Operations:
      Net investment income (loss)                 $    732,209    $ 1,103,774    $    72,466 $     62,575
      Net realized gain (loss)                        1,387,219      2,473,484         22,638     (351,490)
      Net change in unrealized
          appreciation (depreciation)                 3,964,034     (1,294,188)      (469,761)   1,078,501
--------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
          resulting from operations                   6,083,462      2,283,070       (374,657)     789,586
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
      Net investment income                          (1,098,231)            --        (72,229)     (62,549)
      Realized capital gains                         (2,484,968)            --             --           --
--------------------------------------------------------------------------------------------------------------
      Total dividends and distributions              (3,583,199)            --        (72,229)     (62,549)
--------------------------------------------------------------------------------------------------------------
Share Transactions:
      Capital contribution (Note 7)                          --     74,660,781             --           --
      Proceeds from shares sold                       1,056,533      6,044,998      1,380,571   13,036,977
      Reinvestment of dividends                       3,583,199             --         72,229       62,549
      Cost of shares redeemed                       (14,584,256)   (18,209,567)    (1,836,890)    (294,459)
--------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
          from share transactions                    (9,944,524)    62,496,212       (384,090)  12,805,067
--------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets        (7,444,261)    64,779,282       (830,976)  13,532,104
--------------------------------------------------------------------------------------------------------------
Net assets
      Beginning of period                            64,779,282             --     13,532,104           --
--------------------------------------------------------------------------------------------------------------
      End of period                                 $57,335,021    $64,779,282    $12,701,128  $13,532,104
--------------------------------------------------------------------------------------------------------------
Net assets consist of:
      Paid-in capital                               $49,489,960    $59,440,499    $12,420,977  $12,805,067
      Undistributed (distributions in excess of)
          net investment income                         732,234      1,103,774            263           26
      Accumulated net realized
          gain (loss) on investments                  1,357,742      2,443,958       (328,852)    (351,490)
      Net unrealized appreciation
          (depreciation) on investments               5,755,085      1,791,051        608,740    1,078,501
      Net assets applicable
          to shares outstanding                     $57,335,021    $64,779,282    $12,701,128  $13,532,104
--------------------------------------------------------------------------------------------------------------
Shares outstanding (Note 1):
      Share contribution (Note 7)                            --      7,140,970             --           --
      Shares sold                                       100,630        568,148        134,524    1,306,360
      Reinvestment of dividends                         318,507             --          7,095        5,918
--------------------------------------------------------------------------------------------------------------
                                                        419,137      7,709,118        141,619    1,312,278
      Shares redeemed                                (1,376,773)    (1,660,908)      (176,267)     (29,920)
--------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                          (957,636)     6,048,210        (34,648)   1,282,358
      Beginning of period                             6,048,210             --      1,282,358           --
--------------------------------------------------------------------------------------------------------------
      End of period                                   5,090,574      6,048,210      1,247,710    1,282,358
--------------------------------------------------------------------------------------------------------------


                                                          Touchstone                    Touchstone                Touchstone
                                                           Balanced                        Bond                  Standby Income
                                                             Fund                          Fund                      Fund
                                                  -----------------------------  ------------------------- -------------------------
                                                    For the        For the        For the      For the      For the      For the
                                                    Year           Year           Year         Year         Year         Year
                                                    Ended          Ended          Ended        Ended (b)    Ended        Ended
                                                    December 31,   December 31,   December 31, December 31, December 31, December
                                                    2000           1999           2000         1999         2000         31, 1999
Increase (decrease) in net assets:
Operations:
      Net investment income (loss)                  $ 1,076,184    $ 1,031,803    $ 2,108,118  $ 2,304,970  $ 1,647,038  $ 1,583,098
      Net realized gain (loss)                          761,876      3,070,980     (1,184,901)    (378,508)    (115,423)   (111,349)
      Net change in unrealized
          appreciation (depreciation)                 2,092,989       (410,920)     1,967,190   (2,428,089)      66,988    (136,309)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
          resulting from operations                   3,931,049      3,691,863      2,890,407     (501,627)   1,598,603    1,335,440
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
      Net investment income                          (1,125,895)    (1,026,659)    (1,963,621)    (346,319)  (1,647,108) (1,586,807)
      Realized capital gains                         (1,709,918)    (2,545,689)            --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions              (2,835,813)    (3,572,348)    (1,963,621)    (346,319)  (1,647,108) (1,586,807)
------------------------------------------------------------------------------------------------------------------------------------
Share Transactions:
      Capital contribution (Note 7)                          --             --             --   38,450,838           --           --
      Proceeds from shares sold                         845,741      4,531,602      1,219,612    5,043,015   10,058,776   13,250,461
      Reinvestment of dividends                       2,835,815      3,572,348      1,963,621      346,319    1,647,114    1,586,054
      Cost of shares redeemed                       (7,729,633)   (12,757,150)    (5,812,452)  (8,291,972) (18,408,109) (11,556,012)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
          from share transactions                    (4,048,077)    (4,653,200)    (2,629,219)  35,548,200   (6,702,219)   3,280,503
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets        (2,952,841)    (4,533,685)    (1,702,433)  34,700,254   (6,750,724)   3,029,136
------------------------------------------------------------------------------------------------------------------------------------
Net assets
      Beginning of period                            36,716,034     41,249,719     34,700,254           --   29,479,076   26,449,940
------------------------------------------------------------------------------------------------------------------------------------
      End of period                                 $33,763,193    $36,716,034    $32,997,821  $34,700,254  $22,728,352  $29,479,076
------------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
      Paid-in capital                                $32,064,505   $36,113,876    $32,237,848  $34,867,068  $23,018,312  $29,720,531
      Undistributed (distributions in excess of
          net investment income                           8,838         (4,602)     2,116,586    1,963,484           47           70
      Accumulated net realized
          gain (loss) on investments                    (59,857)       950,042     (1,593,096)    (399,591)    (226,818)   (111,348)
      Net unrealized appreciation
          (depreciation) on investments               1,749,707       (343,282)       236,483   (1,730,707)     (63,189)   (130,177)
------------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable
          to shares outstanding                     $33,763,193    $36,716,034    $32,997,821  $34,700,254  $22,728,352  $29,479,076
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding (Note 1):
      Share contribution (Note 7)                            --             --             --    3,770,359           --           --
      Shares sold                                        60,845        314,596        118,903      500,745    1,015,802    1,331,119
      Reinvestment of dividends                         200,553        262,287        191,760       34,280      166,262      159,259
------------------------------------------------------------------------------------------------------------------------------------
                                                        261,398        576,883        310,663    4,305,384    1,182,064    1,490,378
      Shares redeemed                                  (551,392)      (870,844)      (567,586)    (829,702)  (1,859,048) (1,161,048)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                          (289,994)      (293,961)      (256,923)   3,475,682     (676,984)     329,330
      Beginning of period                             2,661,139      2,955,100      3,475,682           --    2,971,667    2,642,337
------------------------------------------------------------------------------------------------------------------------------------
      End of period                                   2,371,145      2,661,139      3,218,759    3,475,682    2,294,683    2,971,667
------------------------------------------------------------------------------------------------------------------------------------


      (a)   The Fund commenced operations on May 1, 1999.
      (b)   The Fund commenced operations on January 1, 1999.


The accompanying notes are an integral part of the financial statements.

                                                                50 + 51 [SPREAD]
                                                TOUCHSTONE VARIABLE SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding:

                                           Touchstone Small                        Touchstone
                                            Cap Value Fund                    Emerging Growth Fund
                                        --------------------   --------------------------------------------------
                                         For the    For the     For the   For the   For the   For the   For the
                                         Year       Period      Year      Year      Year      Year      Year
                                         Ended      Ended (a)   Ended     Ended     Ended     Ended     Ended
                                         December   December    December  December  December, December  December
                                         31, 2000   31, 1999    31, 2000  31, 1999  31, 1998  31, 1997  31, 1996

Net asset value, beginning of period      $ 11.79    $ 10.00     $ 19.23   $ 15.33   $ 15.40  $ 12.20  $ 11.27
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                (0.05)     (0.03)      (0.05)    (0.05)     0.02     0.03     0.04
Net realized and unrealized gain
     (loss) on investments                  (2.38)      1.82        5.71      7.13      0.46     4.06     1.22
-----------------------------------------------------------------------------------------------------------------
     Total from investment operations       (2.43)      1.79        5.66      7.08      0.48     4.09     1.26
-----------------------------------------------------------------------------------------------------------------
Less: dividends and distributions
     to shareholders from:
     Net investment income                     --         --          --        --     (0.03)  (0.03)    (0.04)
     Realized capital gains                 (3.63)        --       (4.67)    (3.18)    (0.52)  (0.86)    (0.29)
     Return of capital                         --         --          --        --        --      --        --
-----------------------------------------------------------------------------------------------------------------
     Total dividends and distributions      (3.63)        --       (4.67)    (3.18)    (0.55)  (0.89)    (0.33)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  5.73    $ 11.79     $ 20.22   $ 19.23   $ 15.33  $ 15.40  $ 12.20
-----------------------------------------------------------------------------------------------------------------
Total return (b)                           (19.70)%    17.90%(d)   29.62%    46.75%     3.28%   33.67%   11.16%
Ratios and supplemental data:
Net assets at end of period (000s)        $10,461    $12,070     $42,117   $36,879   $31,264  $19,417  $ 5,771
Ratios to average net assets:
Net expenses                                 1.00%      1.00%(c)    1.12%     1.15%     1.15%    1.15%    1.15%
     Net investment income (loss)           (0.71)%    (0.48)%(c)  (0.24)%   (0.34)%    0.14%    0.27%    0.50%
     Expenses, without waiver
        and reimbursement                    1.85%      2.03%(c)    1.32%     1.42%     1.49%    2.19%    3.22%
Portfolio turnover                            217%        86%         77%       89%       66%      88%      89%
-----------------------------------------------------------------------------------------------------------------


                                                           Touchstone
                                                     International Equity Fund
                                     --------------------------------------------------------
                                       For the    For the     For the    For the    For the
                                       Year       Year        Year       Year       Year
                                       Ended      Ended       Ended      Ended      Ended
                                       December   December    December   December   December
                                       31, 2000   31, 1999    31, 1998   31, 1997   31, 1996

Net asset value, beginning of period    $ 17.54    $ 13.96    $ 12.01    $ 11.07    $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)               0.02       0.06       0.06       0.07       0.06
Net realized and unrealized gain
     (loss) on investments                (3.39)      5.00       2.37       1.56       1.08
----------------------------------------------------------------------------------------------
     Total from investment operations     (3.37)      5.06       2.43       1.63       1.14
----------------------------------------------------------------------------------------------
Less: dividends and distributions
     to shareholders from:
     Net investment income                (0.12)     (0.07)     (0.10)     (0.05)     (0.07)
     Realized capital gains               (3.30)     (1.41)     (0.38)     (0.64)        --
     Return of capital                       --      --            --         --         --
----------------------------------------------------------------------------------------------
     Total dividends and distributions    (3.42)     (1.48)     (0.48)     (0.69)     (0.07)
----------------------------------------------------------------------------------------------
Net asset value, end of period          $ 10.75    $ 17.54    $ 13.96    $ 12.01    $ 11.07
----------------------------------------------------------------------------------------------
Total return (b)                         (18.90)%    36.47%     20.21%     14.76%    11.47%
Ratios and supplemental data:
Net assets at end of period (000s)      $32,786    $40,663    $33,813    $19,703    $ 8,758
Ratios to average net assets:
Net expenses                               1.25%      1.25%      1.25%      1.25%      1.25%
     Net investment income (loss)         (0.02)%     0.37%      0.49%      0.71%      0.86%
     Expenses, without waiver
        and reimbursement                  1.74%      1.84%      1.95%      3.19%      3.03%
Portfolio turnover                          121%       156%       141%       149%        90%
----------------------------------------------------------------------------------------------

     (a)   The Fund commenced operations on May 1, 1999.
     (b) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
     (c)   Ratios are annualized.
     (d)   Total return is not annualized.

The accompanying notes are an integral part of the financial statements.

                                                                52 + 53 [SPREAD]
                                                TOUCHSTONE VARIABLE SERIES TRUST

Financial Highlights continued
--------------------------------------------------------------------------------
Selected data for a share outstanding:

                                                                     Touchstone                                   Touchstone
                                                                Income Opportunity                                High Yield
                                                                       Fund                                          Fund
                                           ------------------------------------------------------------  ---------------------------
                                             For the       For the     For the     For the     For the     For the     For the
                                             Year          Year        Year        Year        Year        Year        Period
                                             Ended         Ended       Ended       Ended       Ended       Ended       Ended (a)
                                             December      December    December    December    December    December    December
                                             31, 2000      31, 1999    31, 1998    31, 1997    31, 1996    31, 2000    31, 1999


Net asset value, beginning of period         $  7.70       $  8.69      $ 11.02     $ 11.21     $ 10.09     $  8.61     $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                    0.92          1.11         1.02        1.20        1.17        0.82        0.58
Net realized and unrealized
     gain (loss) on investments                (1.00)        (0.88)       (2.30)       0.11        1.45       (0.88)      (1.39)
------------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations       (0.08)         0.23        (1.28)       1.31        2.62       (0.06)      (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Less: dividends and distributions
     to shareholders from:
        Net investment income                  (0.95)        (1.22)       (1.02)      (1.19)      (1.17)      (0.82)      (0.58)
        Realized capital gains                    --            --           --       (0.31)      (0.33)         --          --
        Return of capital                         --            --        (0.03)         --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
        Total dividends and distributions      (0.95)        (1.22)       (1.05)      (1.50)      (1.50)      (0.82)      (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  6.67       $  7.70      $  8.69     $ 11.02     $ 11.21     $  7.73     $  8.61
------------------------------------------------------------------------------------------------------------------------------------
Total return (d)                               (1.10)%        2.74%      (12.27)%     12.03%      27.37%      (0.70)%     (8.11)%(f)
Ratios and supplemental data:
Net assets at end of period (000s)           $18,889       $25,488      $34,494     $26,879     $ 8,268     $15,748     $14,916
Ratios to average net assets:
Net expenses                                    0.85%         0.85%        0.85%       0.85%       0.85%       0.80%       0.80%(e)
        Net investment income (loss)           10.56%        10.98%       10.40%      10.93%      11.85%       9.82%       9.41%(e)
        Expenses, without waiver
     and reimbursement                         1.36%          1.29%        1.25%       1.72%       2.85%       1.50%       1.53%(e)
Portfolio turnover                               67%           176%         175%        189%        213%         62%         42%
------------------------------------------------------------------------------------------------------------------------------------


                                               Touchstone                   Touchstone               Touchstone
                                               Value Plus                    Growth &                 Enhanced
                                                  Fund                     Income Fund                 30 Fund
                                -------------------------------------  ---------------------  -------------------------
                                  For the       For the     For the     For the     For the     For the     For the
                                  Year          Year        Year        Year        Year        Year        Period
                                  Ended         Ended       Ended       Ended       Ended       Ended       Ended (a)
                                  December      December    December    December    December    December    December
                                  31, 2000      31, 1999    31, 2000    31, 2000    31, 1999    31, 2000    31, 1999
Net asset value,
     beginning of period           $ 11.22       $ 10.18     $ 10.00     $ 10.71     $ 10.46     $ 10.55     $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment
     operations:
Net investment income (loss)          0.06          0.03        0.03        0.19        0.23        0.06        0.05
Net realized and
     unrealized gain
     (loss) on investments            0.24          1.49        0.18        1.11        0.02       (0.37)       0.55
-----------------------------------------------------------------------------------------------------------------------
        Total from investment
          operations                  0.30          1.52        0.21        1.30        0.25       (0.31)       0.60
-----------------------------------------------------------------------------------------------------------------------
Less: dividends and
     distributions to
     shareholders from:
        Net investment income        (0.06)        (0.03)      (0.03)      (0.23)         --       (0.06)      (0.05)
        Realized capital gains       (0.85)        (0.45)         --       (0.52)         --          --          --
        Return of capital               --            --          --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
        Total dividends
          and distributions          (0.91)        (0.48)      (0.03)      (0.75)         --       (0.06)      (0.05)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $ 10.61       $ 11.22     $ 10.18     $ 11.26     $ 10.71     $ 10.18     $ 10.55
-----------------------------------------------------------------------------------------------------------------------
Total return (d)                      2.60%        15.02%       2.11%(f)   12.20%       2.39%      (3.00)%      5.99%(f)
Ratios and supplemental data:
Net assets at
     end of period (000s)          $ 6,793       $ 7,171     $ 3,168     $57,335     $64,779     $12,701     $13,532
Ratios to average net assets:
Net expenses                          1.15%         1.15%       1.15%(e)    0.85%       0.85%       0.75%       0.75%(e)
     Net investment
          income (loss)               0.49%         0.26%       0.65%(e)    1.30%       1.49%       0.58%       0.83%(e)
     Expenses, without waiver
     and reimbursement                2.16%         2.37%       7.49%(e)    1.29%       1.28%       1.67%       1.77%(e)
Portfolio turnover                      55%          101%        100%         88%         65%         27%          9%
-----------------------------------------------------------------------------------------------------------------------

        (a)  The Fund commenced operations on May 1, 1999.
        (b)  The Fund commenced operations on May 1, 1998.
        (c)  The Fund commenced operations on January 1, 1999.
        (d) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
        (e)  Ratios are annualized.
        (f)  Total return is not annualized.


The accompanying notes are an integral part of the financial statements.

                                                                54 + 55 [SPREAD]
                                                TOUCHSTONE VARIABLE SERIES TRUST

Financial Highlights continued
--------------------------------------------------------------------------------
Selected data for a share outstanding:

                                                               Touchstone                                       Touchstone
                                                              Balanced Fund                                      Bond Fund
                                     ----------------------------------------------------------------  -----------------------------
                                       For the      For the       For the      For the      For the       For the       For the
                                       Year         Year          Year         Year         Year          Year          Year
                                       Ended        Ended         Ended        Ended        Ended         Ended         Ended (a)
                                       December     December      December     December     December      December      December
                                       31, 2000     31, 1999      31, 1998     31, 1997     31, 1996      31, 2000      31, 1999
Net asset value,
     beginning of period               $ 13.80       $ 13.96       $ 13.99       $ 12.84       $ 11.48      $  9.98       $ 10.20
------------------------------------------------------------------------------------------------------------------------------------
Income from investment
     operations:
Net investment income (loss)              0.50          0.43          0.35          0.31          0.30         0.74          0.76
Net realized and unrealized gain
     (loss) on investments                1.25          0.90          0.40          2.05          1.60         0.18         (0.89)
------------------------------------------------------------------------------------------------------------------------------------
        Total from investment
          operations                      1.75          1.33          0.75          2.36          1.90         0.92         (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Less: dividends and distributions
     to shareholders from:
        Net investment income            (0.52)        (0.43)        (0.37)        (0.32)        (0.30)       (0.65)        (0.09)
        Realized capital gains           (0.79)        (1.06)        (0.41)        (0.89)        (0.24)          --            --
        Return of capital                   --            --            --            --            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
        Total dividends
          and distributions              (1.31)        (1.49)        (0.78)        (1.21)        (0.54)       (0.65)        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $ 14.24       $ 13.80       $ 13.96       $ 13.99       $ 12.84      $ 10.25       $  9.98
------------------------------------------------------------------------------------------------------------------------------------
Total return (b)                         12.70%         9.62%         5.44%        18.61%        16.78%        9.20%        (1.28)%
Ratios and supplemental data:
Net assets at end of period (000s)     $33,763       $36,716       $41,250       $22,287       $ 6,695      $32,998       $34,700
Ratios to average net assets:
Net expenses                              0.92%         0.90%         0.90%         0.90%         0.90%        0.75%         0.75%
        Net investment income (loss)      3.20%         2.55%         2.67%         2.61%         2.76%        6.36%         6.04%
        Expenses, without waiver
          and reimbursement               1.39%         1.35%         1.37%         2.04%         2.72%        1.09%         1.07%
Portfolio turnover                          54%           73%           51%           86%           75%         123%           45%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                         Touchstone
                                                                                     Standby Income Fund
                                                                ----------------------------------------------------------------
                                                                 For the      For the       For the      For the      For the
                                                                 Year         Year          Year         Year         Year
                                                                 Ended        Ended         Ended        Ended        Ended
                                                                 December     December      December     December     December
                                                                 31, 2000     31, 1999      31, 1998     31, 1997     31, 1996
Net asset value, beginning of period                              $  9.92      $ 10.01       $ 10.00      $ 10.01      $ 10.02
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                         0.52         0.56          0.55         0.54         0.52
Net realized and unrealized gain (loss) on investments              (0.02)       (0.09)         0.01        (0.01)       (0.01)
        Total from investment operations                             0.50         0.47          0.56         0.53         0.51
------------------------------------------------------------------------------------------------------------------------------------
Less: dividends and distributions to shareholders from:
        Net investment income                                       (0.52)       (0.56)        (0.55)       (0.54)       (0.52)
        Realized capital gains                                         --           --            --           --           --
        Return of capital                                              --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
        Total dividends and distributions                           (0.52)       (0.56)        (0.55)       (0.54)       (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.90$        9.92       $ 10.01      $ 10.00      $ 10.01
------------------------------------------------------------------------------------------------------------------------------------
Total return (b)                                                     5.20%        4.86%         5.71%        5.41%        5.18%
Ratios and supplemental data:
Net assets at end of period (000s)                                $22,728      $29,479       $26,450      $17,562      $ 9,105
Ratios to average net assets:
Net expenses                                                         0.50%        0.50%         0.50%        0.50%        0.50%
        Net investment income (loss)                                 6.32%        5.65%         5.47%        5.42%        5.15%
        Expenses, without waiver and reimbursement                   0.87%        0.87%         0.95%        1.48%        1.54%
Portfolio turnover                                                     77%          56%          328%         251%         143%
------------------------------------------------------------------------------------------------------------------------------------

        (a)  The Fund commenced operations on January 1, 1999.
        (b) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)


The accompanying notes are an integral part of the financial statements.

                                                                              56
                                                TOUCHSTONE VARIABLE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies
Touchstone Variable Series Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of eleven Funds: Touchstone Small Cap Value Fund, Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Income Opportunity Fund, Touchstone High Yield Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Enhanced 30 Fund, Touchstone Balanced Fund, Touchstone Bond Fund and Touchstone Standby Income Fund (collectively, the "Funds"). Prior to January 1999, the Trust was called Select Advisors Variable Insurance Trust and each existing Fund available at that time was referred to as a "Portfolio".

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. The Trust offers shares of beneficial interest of each Fund to separate accounts of Western-Southern Life Assurance Company ("Western-Southern") as a funding vehicle for certain variable annuity contracts issued by Western-Southern through its separate accounts and to a separate account of Columbus Life Insurance Company ("Columbus Life") as a funding vehicle for certain variable universal life insurance policies issued by Columbus Life through the separate account.

As of December 31, 2000, Western-Southern, its direct subsidiary, Columbus Life, and its indirect subsidiary, Touchstone Advisors, Inc., collectively owned 100% of the outstanding shares of the Trust.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Funds:

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

                                                                              57
                                                TOUCHSTONE VARIABLE SERIES TRUST

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward currency contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and foreign debt and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Distributions to shareholders for all Funds in the Trust, except the Touchstone Standby Income Fund, are recorded by each Fund annually. It is the policy of the Touchstone Standby Income Fund to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies (PFIC), foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gains and losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following as capital gain dividends for the year ended December 31, 2000, of which 100% represents 20% rate gains:

                                                   Capital Gains
                                                     Dividend

              Small Cap Value Fund                 $  395,161
              Emerging Growth Fund                  3,986,189
              International Equity Fund             4,081,820
              Growth & Income Fund                  2,484,968
              Balanced Fund                           541,003

                                                                              58
                                                TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for a federal income tax is necessary.

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Board of Trustees and the change in the market value is recorded by the Funds as unrealized appreciation or depreciation of forward foreign currency contracts. As of December 31, 2000, the following Funds had the following open forward foreign currency and spot contracts:


                                                                             Unrealized
                                      Contracts To    In Exchange           Appreciation/
Fund Name                 Maturity   Deliver/Receive      For        Value (Depreciation)
Touchstone Balanced Fund
Sales                     02/02/01   GBP     117,800   $171,107    $176,273   $ (5,166)
------------------------------------------------------------------------------------------
                          03/13/01   ZAR   2,321,000    296,765     306,929    (10,164)
------------------------------------------------------------------------------------------
                                                                               (15,330)
------------------------------------------------------------------------------------------
  GBP -- Great Britain Pound
  ZAR -- South African Rand

Touchstone International
Equity Fund
Purchases                 01/04/01   JPY     345,675    $ 3,019     $ 3,026   $      7
------------------------------------------------------------------------------------------
Sales                     01/02/01   AUD       2,374    $ 1,316     $ 1,322   $     (6)
------------------------------------------------------------------------------------------
  AUD -- Australian Dollar
  JPY -- Japanese Yen

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of

                                                                              59
                                                TOUCHSTONE VARIABLE SERIES TRUST

the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

SECURITIES TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

2. Risks Associated with Foreign Investments
Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3. Transactions with Affiliates
INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"), a subsidiary of Western-Southern. Under the terms of the investment advisory agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 2000, each Fund incurred investment advisory fees equal on an annual basis to the following percentages of the daily net assets of the Fund:


                                                       Touchstone
          Touchstone     Touchstone     Touchstone     Income         Touchstone     Touchstone
          Small Cap      Emerging       International  Opportunity    High Yield     Value Plus
          Value Fund     Growth Fund    Equity Fund    Fund           Fund           Fund
Rate         0.80%        0.80%         0.95%          0.65%          0.60%          0.75%
-------------------------------------------------------------------------------------------------


          Touchstone     Touchstone     Touchstone     Touchstone     Touchstone
          Growth &       Enhanced       Balanced       Bond           Standby
          Income Fund    30 Fund        Fund           Fund           Income Fund
Rate         0.80%       0.65%          0.80%          0.55%          0.25%
-------------------------------------------------------------------------------------------------


                                                                              60
                                                TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 2000, the following sub-advisory agreements were in place:

TOUCHSTONE SMALL CAP VALUE FUND
Todd Investment Advisors, Inc.                         0.50%

TOUCHSTONE EMERGING GROWTH FUND
David L. Babson & Company, Inc.                        0.50%
Westfield Capital Management Company, Inc.             0.45% on the first $10 million
                                                       0.40% on the next $40 million
                                                       0.35% thereafter
TOUCHSTONE INTERNATIONAL EQUITY FUND
Credit Suisse Asset Management, LLC                    0.85% on the first $30 million
                                                       0.80% on the next $20 million
                                                       0.70% on the next $20 million
                                                       0.60% thereafter
TOUCHSTONE INCOME OPPORTUNITY FUND
Alliance Capital Management LP                         0.40% on the first $50 million
                                                       0.35% on the next $20 million
                                                       0.30% on the next $20 million
                                                       0.25% thereafter
TOUCHSTONE HIGH YIELD FUND
Fort Washington Investment Advisors, Inc.              0.40%

TOUCHSTONE VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.              0.45%

TOUCHSTONE GROWTH & INCOME FUND
Zurich Scudder Investments, Inc.                       0.50% on the first $150 million
                                                       0.45% thereafter
TOUCHSTONE ENHANCED 30 FUND
Todd Investment Advisors, Inc.                         0.40%

TOUCHSTONE BALANCED FUND
OpCap Advisors, Inc.                                   0.60% on the first $20 million*
                                                       0.50% on the next $30 million*
                                                       0.40% thereafter*
TOUCHSTONE BOND FUND
Fort Washington Investment Advisors, Inc.              0.30%

TOUCHSTONE STANDBY INCOME FUND
Fort Washington Investment Advisors, Inc.              0.15%


* Includes assets of the Touchstone Balanced Fund of the Touchstone Variable Series Trust and the Touchstone Balanced Fund of the Touchstone Series Trust (for which OpCap Advisors also acted in a sub-advisory capacity until May 1, 2000). Touchstone Balanced Fund of the Touchstone Series Trust was liquidated and closed as of May 1, 2000.

Fort Washington Investment Advisors, Inc., and Todd Investment Advisors, Inc. are affiliates of the Advisor and of Western-Southern.

                                                                              61
                                                TOUCHSTONE VARIABLE SERIES TRUST

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has waived all fees under the Sponsor Agreement through December 31, 2000. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives an aggregate of $5,000 annually, plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust. For the year ended December 31, 2000, the Trust incurred $18,148 in Trustee fees which was prorated to each fund.

4. Waivers and Expense Reimbursements
The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund, such that after such waivers and reimbursements, the aggregate operating expenses of each Fund do not exceed that Fund's expense cap (the "Expense Cap"). For this purpose, operating expenses include amortization of organizational expenses but are exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses. Each Fund's Expense Cap, as calculated on an annual basis, and as a percentage of average daily net assets of the Fund, is listed below. Also listed are the amounts of fees waived by the Advisor under the Sponsor Agreement and the amounts reimbursed by the Advisor to each Fund for the year ended December 31, 2000:


                                                                 Touchstone
                    Touchstone     Touchstone     Touchstone     Income         Touchstone     Touchstone
                    Small Cap      Emerging       International  Opportunity    High Yield     Value Plus
                    Value Fund     Growth Fund    Equity Fund    Fund           Fund           Fund
Voluntary
expense limit           1.00%         1.15%           1.25%         0.85%          0.80%          1.15%
Sponsor
fees waived          $25,640       $79,484        $ 73,479       $43,777        $30,644        $13,473
Amount of
reimbursement        $82,998            --        $115,914       $67,615        $77,000        $54,478
----------------------------------------------------------------------------------------------------------


                    Touchstone     Touchstone     Touchstone     Touchstone     Touchstone
                    Growth &       Enhanced       Balanced       Bond           Standby
                    Income Fund    30 Fund        Fund           Fund           Income Fund
Voluntary
expense limit           0.85%         0.75%          0.90%          0.75%          0.50%
Sponsor
fees waived         $112,555       $24,899        $67,186        $66,192        $52,117
Amount of
reimbursement       $135,322       $89,981        $88,713        $46,231        $45,163
----------------------------------------------------------------------------------------------------------

                                                                              62
                                                TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued


5. Purchases and Sales of Investment Securities
Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the year ended December 31, 2000 were as follows:


                                                                 Touchstone
                    Touchstone     Touchstone     Touchstone     Income         Touchstone     Touchstone
                    Small Cap      Emerging       International  Opportunity    High Yield     Value Plus
                    Value Fund     Growth Fund    Equity Fund    Fund           Fund           Fund
Cost of
purchases           $27,799,628    $28,594,815    $43,832,721    $12,865,003    $10,342,890    $3,599,458
Proceeds from
sales               $26,893,883    $33,775,535    $45,118,491    $17,855,139    $9,031,113     $4,078,864
----------------------------------------------------------------------------------------------------------


                    Touchstone     Touchstone     Touchstone     Touchstone     Touchstone
                    Growth &       Enhanced       Balanced       Bond           Standby
                    Income Fund    30 Fund        Fund           Fund           Income Fund
Cost of
purchases           $49,218,311    $3,353,003     $16,239,494    $6,122,365     $16,459,421
Proceeds from
sales               $61,448,149    $3,626,573     $20,813,468    $22,179,330    $22,821,557
----------------------------------------------------------------------------------------------------------


Purchases and sales of U.S. government obligations (excluding short-term investments) for the year ended December 31, 2000 were as follows:


                            Touchstone    Touchstone
                             Balanced        Bond
                               Fund          Fund
Cost of
purchases                   $1,645,743    $33,157,392
Proceeds from
sales                       $2,839,857    $20,201,019
--------------------------------------------------------------------------------

6. Restricted Securities
Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 2000, the Touchstone Bond Fund held restricted securities valued at $508,279, representing 1.54% of net assets. Acquisition date and cost of each are as follows:

                                    Acquisition Date                Cost

Mercantile Safe Deposit                  3/28/85                  $ 17,389
Florida Gas Transmission, 144A          11/30/00                   477,148


7. Capital Contribution
The Touchstone Growth & Income Fund and the Touchstone Bond Fund were newly established Funds, effective immediately after the close of business on December 31, 1998. At that time, shares of the newly established Touchstone Growth & Income Fund and Touchstone Bond Fund were substituted, in a tax-free exchange, for shares of the Select Advisors Portfolios: Growth & Income II Portfolio and Select Advisors Portfolios: Bond II Portfolio, respectively. Thus, an initial capital contribution equal to the amount of each respective Portfolio's net assets was made at that time.

                                                                              63
                                                TOUCHSTONE VARIABLE SERIES TRUST

The following is a summary by Fund of the unrealized appreciation and undistributed net investment income acquired from each series of Select Advisors Portfolios as of the substitution date, as well as the number of shares issued from each Portfolio from the substitution:

                                                  Undistributed
Touchstone Variable Series       Unrealized      Net Investment       Shares
Trust Fund (New Fund)           Appreciation         Income           Issued
Touchstone Growth & Income        $3,085,239        $1,995,493       7,140,970
Touchstone Bond Fund                 697,382         4,714,604       3,770,359


8. Subsequent Events
ADOPTION OF NEW ACCOUNTING PRINCIPLE. In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities using the effective yield method. The Fund currently amortizes premiums and discounts on fixed income securities using the straight-line method. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the difference in amortization of premiums and discounts. The adjustment will increase net investment income and decrease unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

ELECTION OF TRUSTEES. A special meeting of shareholders of the Touchstone Series Trust was held on December 13, 2000 to elect the Trustees of the Trust. The results of the vote taken on each of the nominees are shown below:


                     AFFIRMATIVE           ABSTAIN             TOTAL
                  % of Shares Voted   % of Shares Voted  % of Shares Voted

Ms. McGruder            99.10%                0.90%           100.00%
Mr  Barrett             99.06%                0.94%           100.00%
Mr. Brewster            98.97%                1.03%           100.00%
Mr. Coleman             98.95%                1.05%           100.00%
Mr. Cox                 99.09%                0.91%           100.00%
Mr  Lerner              99.02%                0.98%           100.00%
Mr. Leshner             99.10%                0.90%           100.00%
Mr. Robertson           97.70%                2.30%           100.00%
Mr. Schwab              98.21%                1.79%           100.00%
Mr. Stautberg           98.98%                1.02%           100.00%
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                                                                              64
                                                TOUCHSTONE VARIABLE SERIES TRUST


9. Federal Tax Information (unaudited)
At December 31, 2000, the following Funds had available, for Federal income tax purposes, unused capital losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until expiration dates noted:

                                                                     Expiration
                                                    Amount              Date

        Income Opportunity Fund                    $3,801,099        12/31/2006
                                                    7,148,242        12/31/2007
                                                    2,298,201        12/31/2008
        High Yield Fund                               357,539        12/31/2007
                                                    1,305,003        12/31/2008
        Enhanced 30 Fund                              210,997        12/31/2007
                                                      117,855        12/31/2008
        Bond Fund                                     367,446        12/31/2007
                                                    1,225,650        12/31/2008
        Standby Income Fund                           104,320        12/31/2007
                                                       58,431        12/31/2008


From November 1, 2000 to December 31, 2000, the following Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2001:

                                                                  Amount

              Small Cap Value Fund                              $ 825,135
              International Equity Fund                         1,003,593
              Income Opportunity Fund                              57,538
              Balanced Fund                                        31,640
              Standby Income Fund                                  64,067


For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2000 qualified for the dividends received deduction, as follows:

                                                                  Amount

              Small Cap Value Fund                                  0.35%
              Emerging Growth Fund                                  5.34%
              Value Plus Fund                                      28.57%
              Enhanced 30 Fund                                    100.00%
              Balanced Fund                                        14.51%
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                                                                              65
                                                TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

The Touchstone International Equity Fund paid foreign taxes of $36,058 or $0.01 per share, and the Fund recognized $3,639 or $0.001 per share of foreign source income during the year ended December 31, 2000.

As of December 31, 2000, the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to capital:


                                            Undistributed     Accumulated Net
                                           Net Investment     Realized Gains
                                               Income         on Investments

        Small Cap Value                         $90,475          $(90,475)
        Emerging Growth Fund                     95,853           (95,858)
        International Equity Fund               241,412          (240,784)
        Income Opportunity Fund                 338,590          (338,590)
        High Yield Fund                           2,573                --
        Growth & Income Fund                     (5,518)           11,533
        Balanced Fund                            63,151           (61,857)
        Bond Fund                                 8,605            (8,604)
        Standby Income Fund                          47               (47)
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                                                                              66
                                                TOUCHSTONE VARIABLE SERIES TRUST

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Touchstone Variable Series Trust
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Touchstone Variable Series Trust (comprised of Small Cap Value Fund, Emerging Growth Fund, International Equity Fund, Income Opportunity Fund, High Yield Fund, Value Plus Fund, Growth & Income Fund, Enhanced 30 Fund, Balanced Fund, Bond Fund and Standby Income Fund) (the Funds) as of December 31, 2000, the related statements of operations for the year then ended, and for the Small Cap Value Fund, High Yield Fund and Enhanced 30 Fund, the statements of changes in net assets and financial highlights for the eight-month period ended December 31, 1999 and the year ended December 31, 2000, and for the Emerging Growth Fund, International Equity Fund, Income Opportunity Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund and Standby Income Fund, the statements of changes in net assets and financial highlights for each of the two years ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Variable Series Trust at December 31, 2000, the results of their operations for the year then ended, and for the Small Cap Value Fund, High Yield Fund and Enhanced 30 Fund the changes in their net assets and their financial highlights for the eight-month period ended December 31, 1999 and the year ended December 31, 2000, and for the Emerging Growth Fund, International Equity Fund, Income Opportunity Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund and Standby Income Fund, the changes in their net assets and their financial highlights for each of the two years ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Cincinnati, Ohio
February 14, 2001

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67

NOTES

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68

NOTES